Table of Contents                                                      Page

Message from the Chairman                                                1
Fund Reports
Franklin California Insured
Tax-Free Income Fund                                                     3
Franklin California Intermediate-
Term Tax-Free Income Fund                                               11
Franklin California
Tax-Exempt Money Fund                                                   17
Statement of Investments                                                19
Financial Statements                                                    55
Notes to Financial Statements                                           58





MESSAGE FROM THE CHAIRMAN

                                                          February 17, 1997

Dear Shareholder:

It is a pleasure to bring you the semi-annual report of the Franklin California Tax-Free Trust for the period ended December 31, 1996.

Mild inflation and fluctuating interest rates characterized the six-month reporting period. In the first part of the period, an improving economy brought higher interest rates and fears of higher inflation. These fears began to ease in September, however, when preliminary estimates showed that the third quarter's annualized Gross Domestic Product growth rate would be closer to 2.0%, significantly slower than the second quarter's 4.7%.

Once investors realized that inflation remained under control, interest rates and yields declined. Rates dropped further following the November elections, with 30-year Treasuries yielding 6.36% on November 30, 1996, an 8.0% drop from the start of the period. When economic reports revealed that activity in some key sectors, such as manufacturing, picked up during the fourth quarter, interest rates began to rise in December. At the close of the period, the 30-year Treasury's yield was 6.60%.*


*Source: Micropal.


                           -- Celebrating 50 Years --

This year marks 50 years of business for Franklin Templeton. Over these years, we have experienced profound changes in technology, regulations and customer expectations within the mutual fund industry. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest in companies and governments around the globe. We thank you for your past support and look forward to serving your investment needs in the years ahead.

In the coming year, we expect U.S. economic growth to be moderate and inflation to remain under control. Although interest rates will fluctuate as perceptions of inflation change, they should remain within a fairly narrow band.

The following pages contain specific information regarding the performance of your investment and the other funds in the Franklin California Tax-Free Trust. As always, we appreciate your continued support and welcome your comments.

Sincerely,





Charles B. Johnson

Chairman

Franklin California Tax-Free Trust



The California Economy

At the close of California's 1995-96 fiscal year on June 30, 1996, the state had experienced its second year of operating surpluses and broad economic improvement. Additionally, California's employment had returned to its pre-recession level.+ Based in part on the state's improving economic position, Standard & Poor's(R) Corporation (a national rating agency) raised its rating of California's debt from A to A+ in July 1996.

According to a September 12, 1996, letter from Governor Pete Wilson to California's senators and assemblymembers, the state had finally regained the 730,000 jobs lost during the recession in the early 1990s. For the first time since the late 1980s, California's economic growth outpaced the nation, with the state adding jobs in dynamic new industries such as multimedia, biotechnology and Internet/Intranet services.++

We expect California's economy to continue its expansion through 1997, and therefore we hold a positive outlook for the state and its municipal debt.



+Source: Standard & Poor's Creditweek Municipal, September 9, 1996. ++Source: Economic Report of the Governor, September 12, 1996.


FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

Your Fund's Objective:
Seeks to provide shareholders with a high level of current income exempt from regular federal and California state personal income taxes, and preservation of capital, consistent with prudent investment management. The fund invests primarily in a portfolio of insured California municipal securities.*+

We are pleased to report that the Franklin California Insured Tax-Free Income Fund Class I shares generated a cumulative total return of +4.84% for the six-month period, as discussed in the Performance Summary on page 5.

During the reporting period, interest rates continued to react to investors' perceptions of economic growth and potentially higher inflation. The 30-year Treasury's yield, for example, fluctuated between 7.19% and 6.35%, during the six-month period.

The municipal securities in which your fund invests are insured by private, municipal bond insurance companies as to the scheduled payment of principal and interest. Because of this insurance, the Franklin California Insured Tax-Free Income Fund enjoys an "AAAf" rating -- the highest mutual fund rating possible -- from Standard & Poor's(R), a national rating agency. This rating reflects Standard & Poor's assessment of the portfolio's overall credit quality, based primarily on your fund's stated investment objective and policies, and is subject to change. In addition, securities not directly insured by such insurance companies are secured by direct obligations of the U.S. government.

Even though half of the debt brought to market during the past six months was "insured," the selection of issues lacked considerable breadth. Nevertheless, the portfolio was able to achieve diversification and balance in its holdings, which remain as ongoing portfolio management objectives. As you can see from the table to the right, we maintained investments in a broad range of municipal sectors. Such diversification helps us reduce the fund's exposure to risk and market volatility.


*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. +Fund shares are not insured by any U.S. government agency. Insurance relates only to the payment of principal and interest on the portfolio's securities. It does not eliminate market risks to the fund's share price or insure the value of the shares. Terms of the insurance are more fully described in the prospectus, and no representation is made as to any insurer's ability to meet its commitments.



Looking forward, we anticipate slow to moderate economic growth, which should encourage the Federal Reserve to leave short-term interest rates unchanged. As such, long-term interest rates should remain at, or near, current levels and provide a favorable, stable environment for municipal debt investments.


   Franklin California Insured
   Tax-Free Income Fund
   Portfolio Breakdown on December 31, 1996

   Based on Total Long-Term Investments

                                         % of Total

                                          Long-Term

   Sector                                Investments

   Pre-Refunded                             18.8%

   Utilities                                17.9%

   Certificates of Participation            13.7%

   Tax-Allocation Bonds                     13.3%

   Other Revenue                            12.0%

   Education                                6.0%

   Hospitals                                4.2%

   Mello-Roos Bonds                         3.2%

   Housing                                  3.1%

   Transportation                           2.7%

   General Obligations                      2.4%

   Special Assessment                        1.0%

   Sales Tax Revenue                        0.9%

   Marks-Roos Bonds                         0.8%



For a complete list of portfolio holdings, please see page 19 of this report.






Performance Summary

Class I
The Franklin California Insured Tax-Free Income Fund's Class I share price, as measured by net asset value, increased 24.0 cents during the reporting period, from $12.01 on June 30, 1996, to $12.25 on December 31, 1996. During the reporting period, the fund paid income distributions totaling 33.0 cents ($0.330) per share.*

At the end of this reporting period, your fund's distribution rate was 5.16%, based on an annualization of the current monthly dividend of 5.5 cents ($0.055) per share and the maximum offering price of $12.79 on December 31, 1996. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

predictive of future trends. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum combined federal and California state personal income tax bracket of 45.2%, you would have to earn 9.42% from a taxable investment to match your fund's tax-free distribution rate.

The fund posted a cumulative total return of +4.84% for the six-month period and +4.22% for the 12-month period ended December 31, 1996. Total returns measure the change in value of an investment, assuming reinvestment of all distributions, and do not include the intial sales charge. Past performance is not predictive of future results.


   Franklin California Insured
   Tax-Free Income Fund - Class I
   Dividend Distributions (7/1/96 - 12/31/96)

                                          Dividend
   Month                                  per Share
   July                                   5.5 cents

   August                                 5.5 cents

   September                              5.5 cents

   October                                5.5 cents

   November                               5.5 cents

   December                               5.5 cents

   Total                                 33.0 cents


Franklin California Insured Tax-Free Income Fund - Class I

Periods Ended December 31, 1996

                                                                     Since
                                                                   Inception
                                                1-Year    5-Year    (9/3/85)

Cumulative Total Return1                         4.22%    40.78%     146.27%
Average Annual Total Return2                    -0.20%     6.16%       7.87%

Distribution Rate3                                   5.16%
Equivalent Taxable Distribution Rate4                9.42%
30-Day Standardized Yield5                           4.47%
Equivalent Taxable Yield4                            8.16%


1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge. See Note below.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the current, maximum 4.25% initial sales charge. See Note below.

3. Distribution rate is based on an annualization of the current 5.5 cent per share monthly dividend and the offering price of $12.79 on December 31, 1996.

4. Equivalent taxable distribution rate and yield assume the 1996 maximum combined federal and California state personal income tax bracket of 45.2%, based on the 39.6% federal income tax rate.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended Decem-ber 31, 1996.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance. All total return calculations assume reinvestment of dividends and capital gains, if any, at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


Performance Summary

Class II
The Franklin California Insured Tax-Free Income Fund's Class II share price, as measured by net asset value, increased 24.0 cents during the reporting period, from $12.07 on June 30, 1996, to $12.31 on December 31, 1996. During the reporting period, the fund paid income distributions totaling 29.5 cents ($0.295) per share.*

At the end of this reporting period, your fund's distribution rate was 4.79%, based on an annualization of the current monthly dividend of 4.96 cents ($0.0496) per share and the offering price of $12.43 on December 31, 1996. Distributions will vary based on the earnings of the fund's

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

portfolio, and past distributions are not predictive of future trends. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum combined federal and California state personal income tax bracket of 45.2%, you would have to earn 8.74% from a taxable investment to match your fund's tax-free distribution rate.

The fund posted a cumulative total return of +4.53% for the six-month period and +3.69% for the 12-month period ended December 31, 1996. Cumulative total returns measure the change in value of an investment, assuming reinvestment of all distributions, and do not include sales charges. Past performance is not predictive of future results.


   Franklin California Insured
   Tax-Free Income Fund - Class II
   Dividend Distributions (7/1/96 - 12/31/96)

                                          Dividend
   Month                                  per Share
   July                                  4.76 cents+

   August                                4.93 cents

   September                             4.93 cents

   October                               4.96 cents

   November                              4.96 cents

   December                              4.96 cents

   Total                                29.50 cents



+The July distribution consisted of a regular monthly dividend of +4.93 cents and a fiscal year-end adjustment of -.17 cent to reconcile the 12b-1 fee differential.

Franklin California Insured Tax-Free Income Fund - Class II

Periods Ended December 31, 1996

                                                                     Since
                                                                   Inception
                                                          1-Year    (5/1/95)

Cumulative Total Return1                                   3.69%     12.30%
Average Annual Total Return2                               1.64%      6.55%

Distribution Rate3                                             4.79%
Equivalent Taxable Distribution Rate4                          8.74%
30-Day Standardized Yield5                                     4.06%
Equivalent Taxable Yield4                                      7.41%


1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the 1.0% initial sales charge and 1.0% contingent deferred sales charge (CDSC), applicable to shares redeemed within the first 18 months of investment.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and include the sales charges.

3. Distribution rate is based on an annualization of the current 4.96 cent per share monthly dividend and the offering price of $12.43 on December 31, 1996.

4. Equivalent taxable distribution rate and yield assume the 1996 maximum combined federal and California state personal income tax bracket of 45.2%, based on the 39.6% federal income tax rate.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended Decem-ber 31, 1996.

All total return calculations assume reinvestment of dividends and capital gains, if any, at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


FRANKLIN CALIFORNIA
INTERMEDIATE-TERM TAX-FREE INCOME FUND

Your Fund's Objective:
Seeks to provide shareholders with a high level of current income exempt from regular federal and California state personal income taxes, along with preservation of capital. The fund invests primarily in a portfolio of California municipal securities with an average weighted maturity (the time in which debt must be repaid) between three and 10 years.*

We are pleased to report that the Franklin California Intermediate-Term Tax-Free Income Fund generated a cumulative total return of +4.34% for the six-month period, as discussed in the Performance Summary on page 14.

Between June 1996 and the close of this fiscal period, interest rates declined somewhat. For example, on June 30, yields on 10-year Treasuries were 6.73%, versus 6.41% on December 31, 1996. The economy continued to grow at a moderate pace throughout the reporting period, and inflation remained under control.

During the November elections, California's voters approved proposition 218, which requires voter approval of all new taxes and fee increases. Its potential effects are still unclear, but the measure will likely result in many court cases. We don't believe the fund's portfolio has any bonds that will be affected by this proposition. Furthermore, the fund will not add any new issues without first obtaining a clear legal opinion on them.


*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.



Portfolio Update
Trading activity in the fund was fairly slow for the six-month period, and no significant sales took place. Of our new purchases, most were AAA-rated issues in the 10- to 14-year maturity range. Purchasing issues within this maturity range allowed us to obtain higher yields for the fund and maintain the weighted average maturity at approximately eight years -- its level at the start of the period. The percentage of portfolio assets invested in AAA-rated issues also increased slightly from 25.9% of long-term investments on June 30, 1996, to 30.0% on December 31, 1996.

As you can see from the table, we remained invested in a broad range of municipal sectors. We also continued to maintain our conservative management approach by purchasing "essential service" bonds. Unlike general obligation bonds, essential service bonds are backed by revenues from hospitals, utilities, educational institutions and transportation projects, and tend to generate a stable income stream.


   Franklin California Intermediate-Term
   Tax-Free Income Fund
   Portfolio Breakdown on December 31, 1996

   Based on Total Long-Term Investments

                                        % of Total

                                         Long-Term

   Sector                               Investments

   Certificates of Participation            25.8%

   Tax-Allocation Bonds                     18.9%

   Other Revenue                            13.1%

   Utilities                                12.8%

   Education                                8.9%

   Housing                                  6.4%

   Special Assessment Bonds                 4.2%

   Hospitals                                3.0%

   Marks-Roos Bonds                         2.7%

   Special Tax-Revenue Bonds                2.4%

   Mello-Roos Bonds                         0.8%

   Pre-Refunded                             0.3%

   Transportation                           0.3%

   Health Care                              0.2%

   Industrial                               0.1%

   General Obligations                      0.1%

For a complete list of portfolio holdings, please see page 38 of this report.

Looking forward, we expect interest rates to fluctuate somewhat, as perceptions of inflation change, but in the long run, rates should not change much. California will probably generate fewer new issues compared with the rest of the country due to unanswered questions left by proposition 218. Nonetheless, we believe the fund is positioned well to turn in a favorable performance in 1997, and we will continue to purchase securities based on their credit quality and yield potential.

GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Performance Summary

The Franklin California Intermediate-Term Tax-Free Income Fund's share price, as measured by net asset value, increased 19.0 cents during the reporting period, from $10.67 on June 30, 1996, to $10.86 on December 31, 1996. During the reporting period, the fund paid income distributions totaling 26.4 cents ($0.264) per share.*

At the end of this reporting period, your fund's distribution rate was 4.75%, based on an annualization of the current monthly dividend of 4.4 cents ($0.044) per share and the maximum offering price of $11.11 on December 31, 1996. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum combined federal and California state personal income tax bracket of 45.2%, you would have to earn 8.67% from a taxable investment to match your fund's tax-free distribution rate.

GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.



The fund posted a cumulative total return of +4.34% for the six-month period and +5.06% for the 12-month period ended December 31, 1996. Total returns measure the change in value of an investment, assuming reinvestment of all distributions, and do not include the initial sales charge. Past performance is not predictive of future results.


   Franklin California Intermediate-Term
   Tax-Free Income Fund
   Dividend Distributions (7/1/96 - 12/31/96)*

                                          Dividend
   Month                                  per Share
   July                                   4.4 cents

   August                                 4.4 cents

   September                              4.4 cents

   October                                4.4 cents

   November                               4.4 cents

   December                               4.4 cents

   Total                                 26.4 cents



*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

Franklin California Intermediate-Term Tax-Free Income Fund

Periods Ended December 31, 1996

                                                                      Since
                                                                    Inception
                                                1-Year    3-Year    (9/23/92)

Cumulative Total Return1                         5.06%    16.60%      32.90%
Average Annual Total Return2                     2.70%     4.46%       6.32%

Distribution Rate3                                   4.75%
Equivalent Taxable Distribution Rate4                8.67%
30-Day Standardized Yield5                           4.66%
Equivalent Taxable Yield4                            8.50%


1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge. See Note below.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the current, maximum 2.25% initial sales charge. See Note below.

3. Distribution rate is based on an annualization of the current 4.4 cent per share monthly dividend and the maximum offering price of $11.11 on December 31, 1996.

4. Equivalent taxable distribution rate and yield assume the 1996 maximum combined federal and California state personal income tax bracket of 45.2%, based on the 39.6% federal income tax rate.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended Decem-ber 31, 1996.

Note: All total return calculations assume reinvestment of dividends and capital gains, if any, at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The fund's manager agreed in advance to waive a portion of the management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate would have been lower, and yield for the period would have been 4.32%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.


FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND

Your Fund's Objective:
Seeks to provide shareholders with a high level of current income, exempt from regular federal and California state personal income taxes, along with preservation of capital and liquidity, by investing in a portfolio of short-term municipal debt securities issued in California. The fund is managed to maintain a $1.00 share price.*

Interest rates began to stabilize during the six-month reporting period. For example, short-term interest rates, as measured by the yield on the one-year Treasury bill, fluctuated between 5.38% and 5.98% during the reporting period.

During the past six months, we did not make significant changes to the portfolio's average maturity. It decreased slightly, from 42 days on June 30, 1996, to 32 days on December 31, 1996. The fund's seven-day effective yield, which assumes compounding of daily dividends, and seven-day annualized yield, were 3.30% and 3.25%, respectively, on December 31, 1996. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and California state personal income tax bracket of 45.2% would need to earn 5.93% from a taxable investment to match the fund's tax-free yield.

GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT

*An investment in the fund is neither insured nor guaranteed by the U.S. government. There is no assurance that the $1.00 per share price will be maintained.

As always, we base our management approach on maintaining a portfolio of high-quality issues with appropriate liquidity and will continue to emphasize these qualities. We also intend to maintain an average maturity near our current range, as we anticipate moderate economic growth in an environment of low interest rates.



Franklin California Tax-Exempt Money Fund

Periods Ended December 31, 1996

Seven-Day Effective Yield1    3.30%
Seven-Day Annualized Yield    3.25%
Taxable Equivalent Yield2     5.93%


1. The seven-day effective yield assumes the compounding of daily dividends.

2. Taxable equivalent yield assumes the 1996 maximum combined federal and California state personal income tax bracket of 45.2%, based on the federal income tax rate of 39.6%.

Annualized and effective yields are for the seven days ended December 31, 1996. Yields reflect fluctuations in interest rates on portfolio investments, as well as fund expenses. Yields should be viewed in terms of the current low rate of inflation -- just as high inflation usually results in higher yields, low inflation often brings the opposite. Past performance is not predictive of future results.


FRANKLIN CALIFORNIA TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, December 31, 1996 (unaudited)


    Face                                                                                               Value
   Amount       Franklin California Insured Tax-Free Income Fund                                     (Note 1)
                Long Term Investments 98.4%
                 Bonds98.0%

$  1,000,000    Alameda COP, Police Building and Equipment Financing Project, MBIA Insured,
                 Pre-Refunded, 7.25%, 08/01/15 ...............................................      $  1,105,660
   2,000,000    Alameda County COP, Municipal Custodial Receipts, Series 1, BIG Insured,
                 Pre-Refunded, 7.25%, 12/01/07 ...............................................         2,251,360
   1,000,000    Alameda County Water District Revenue COP, Water System Project, FGIC
                 Insured, 6.00%, 06/01/20 ....................................................         1,022,420
  10,730,000    Alhambra COP, Police Facilities AD No. 91-1, AMBAC Insured, 6.75%, 09/01/23 ..        11,619,302
   1,000,000    Anaheim COP, AMBAC Insured, Pre-Refunded, 6.75%, 10/01/10 ....................         1,104,360
   2,000,000    Anaheim Public Financing Authority Revenue, Refunding, Anaheim Electric Utility
                 Projects, MBIA Insured, 5.625%, 10/01/22 ....................................         1,977,020
   3,485,000    Apple Valley USD, COP, MBIA Insured, Pre-Refunded, 6.875%, 09/01/21 ..........         3,908,811
   1,985,000    Arcadia GO, USD, Series B, FGIC Insured, 5.875%, 07/01/20 ....................         2,026,248
   5,690,000    Arcata Joint Powers Financing Authority Revenue, Tax Allocation, Community
                 Development Project, Series A, AMBAC Insured, 6.00%, 08/01/23 ...............         5,852,279
                Baldy Mesa Water District, COP, Water System Improvement Project,
                 AMBAC Insured,
     760,000        6.40%, 08/01/17...........................................................           803,632
   1,170,000        6.45%, 08/01/24 ..........................................................         1,239,287
   2,000,000    Barstow RDA, Tax Allocation, Central Redevelopment Project, Series A,
                 MBIA Insured, 6.25%, 09/01/22 ...............................................         2,101,820
  10,775,000    Bay Area Government Association, RDA Revenue, Tax Allocation, Pool A2,
                 CGIC Insured, 6.60%, 12/15/24 ...............................................        11,734,406
   2,995,000    Benicia COP, Refunding, Water System Project, AMBAC Insured, 6.125%, 11/01/17.         3,106,833
   5,900,000    Benicia USD, Series A, AMBAC Insured, 6.85%, 08/01/16 ........................         6,407,046
   1,270,000    Berkeley COP, AMBAC Insured, 7.50%, 06/01/19 .................................         1,343,050
   4,400,000    Big Bear Lake Water Revenue, Refunding, FGIC Insured, Pre-Refunded,
                 6.375%, 04/01/22 ............................................................         4,861,252
                Brea Public Finance Authority Revenue, Tax Allocation, Redevelopment Project,
                 Series A, MBIA Insured,
   1,520,000        7.00%, 08/01/15 ..........................................................         1,672,897
   1,550,000        6.75%, 08/01/22 ..........................................................         1,686,896
  12,310,000        7.00%, 08/01/23 ..........................................................        13,521,673
   3,480,000        Pre-Refunded, 7.00%, 08/01/15 ............................................         3,915,452
   7,390,000        Pre-Refunded, 7.00%, 08/01/23 ............................................         8,314,711
   2,590,000    Buckeye Union School District COP, Capital Projects, MBIA Insured,
                 5.625%, 12/01/21 ............................................................         2,577,801
   2,155,000    Buellton USD, Series A, MBIA Insured, 6.375%, 07/01/17 .......................         2,288,395
   3,000,000    Burbank PCR, Wastewater Treatment, Series A, FGIC Insured, 5.50%, 06/01/25....         2,953,200
   2,000,000    Burbank RDA, Refunding, Tax Allocation, City Center Redevelopment Project,
                 Series A, FSA Insured, 5.50%, 12/01/23 ......................................         1,955,920
$    665,000    Burbank Waste Disposal Revenue, Series B, AMBAC Insured, 6.00%, 05/01/22 .....         $ 676,717
   3,950,000    Calaveras County Water District Revenue, Refunding, COP, Water and Sewer
                 System Improvement Project, AMBAC Insured, 6.00%, 05/01/16 ..................         4,089,198
   1,795,000    Calexico CRDA Revenue, Tax Allocation, Refunding, Merged Central Business and
                 Residential, CGIC Insured, 5.85%, 08/01/15 ..................................         1,830,003
   2,930,000    bCalexico USD, CFD No. 1, Special Tax, Refunding, AMBAC Insured, 5.60%,
                 09/01/17 ....................................................................         2,926,191
                California Educational Facilities Authority Revenue, Pooled Facilities Program,
                 MBIA Insured,
   3,500,000        6.70%, 11/01/09 ..........................................................         3,585,505
   1,800,000        7.625%, 11/01/12 .........................................................         1,879,884
   1,000,000        7.00%, 03/01/16 ..........................................................         1,078,960
                California Health Facilities Financing Authority Revenue,
   3,000,000        Adventist Health Systems West, Series A, MBIA Insured, 7.00%, 03/01/13 ...         3,264,000
   5,065,000        Adventist Health Systems West, Series B, MBIA Insured, 6.75%, 03/01/14 ...         5,463,869
   3,900,000        Catholic Health Care, Series A, AMBAC Insured, Pre-Refunded, 7.00%, 07/01/06       4,240,041
   7,605,000        Centinela Hospital Medical Center, MBIA Insured, Pre-Refunded, 6.50%, 09/01/08     8,494,633
   4,000,000        Marin General Hospital, Series A, CGIC Insured, 7.00%, 08/01/15 ..........         4,330,880
  11,110,000        San Diego Hospital Association, MBIA Insured, 6.625%, 05/01/19 ...........        11,583,842
   2,425,000        San Diego Hospital Association, Series A, MBIA Insured, 6.20%, 08/01/12 ..         2,527,287
   4,850,000        San Diego Hospital Association, Series A, MBIA Insured, 6.20%, 08/01/20 ..         5,039,393
   3,500,000        Scripps Memorial Hospital, Series A, MBIA Insured, 6.40%, 10/01/12 .......         3,716,300
   3,000,000        Sharp Temecula Hospital, MBIA Insured, 7.05%, 08/01/21 ...................         3,288,450
                California HFA Revenue,
   5,250,000        Home Mortgage, Series D, MBIA Insured, 6.15%, 08/01/28 ...................         5,249,685
   1,315,000        Series A, MBIA Insured, 7.15%, 08/01/11 ..................................         1,396,280
   4,100,000        Series A, MBIA Insured, 8.20%, 02/01/20 ..................................         4,271,872
   3,450,000        Series A, MBIA Insured, 7.20%, 02/01/26 ..................................         3,637,439
   1,815,000        Series B, MBIA Insured, 6.80%, 08/01/11 ..................................         1,921,087
     245,000        Series B, MBIA Insured, 8.625%, 08/01/15 .................................           256,821
   6,600,000        Series K, AMBAC Insured, 6.25%, 08/01/27 .................................         6,675,900
   9,460,000    California Public Capital Improvement Financing Authority Revenue, Pooled
                 Projects, Series B, BIG Insured, 8.10%, 03/01/18 ............................         9,955,988
   1,850,000    California Public School District, Financing Authority Lease Revenue, Refunding,
                 Southern Kern USD, Series B, FSA Insured, 5.90%, 09/01/26 ...................         1,895,270
                California State Department of Water Resources Revenue, Central Valley Project,
                 Water Systems, MBIA Insured,
   5,000,000        Refunding, Series L, 5.50%, 12/01/23 .....................................         4,889,800
   2,500,000        Series J-3, 5.50%, 12/01/22 ..............................................         2,445,825

                California State GO,
 $ 9,000,000        AMBAC Insured, 6.30%, 09/01/06 ...........................................     $  10,025,100
   2,255,000        FGIC Insured, 6.00%, 08/01/19 ............................................         2,327,746
   3,500,000        FGIC Insured, 6.00%, 05/01/20 ............................................         3,610,495
   4,400,000        MBIA Insured, 6.00%, 08/01/16 ............................................         4,541,944
   1,000,000        Various Purposes, MBIA Insured, 6.00%, 10/01/21 ..........................         1,027,250
   8,375,000    California State HFA, HMR, Series L, MBIA Insured, 6.40%, 08/01/27 ...........         8,594,844
                California State Loan Purchase Authority Revenue, Loan Contract, Series A,
                 CGIC Insured, Pre-Refunded,
   2,000,000        7.75%, 10/01/08 ..........................................................         2,165,260
   3,365,000        7.80%, 10/01/18 ..........................................................         3,645,843
   3,000,000    California State Public Works, Board Lease Revenue, University of California
                 Project, Series A, AMBAC Insured, 6.40%, 12/01/16 ...........................         3,207,690
                California State University and Colleges, Student Union Revenue, MBIA Insured,
   1,310,000        Bakersfield, Series A, 6.30%, 11/01/22 ...................................         1,379,142
   2,375,000        San Bernardino, Series B, 6.30%, 02/01/22 ................................         2,503,678
   1,500,000    California State University, Fresno Revenue, Auxiliary Residence Student Project,
                 MBIA Insured, 6.25%, 02/01/17 ...............................................         1,583,790
   6,750,000    Calleguas-Las Virgines Public Financing Authority, Installment Purchase Revenue,
                 Calleguas Municipal Water District Project, Refunding, FGIC Insured, 5.125%,
                 07/01/21 ....................................................................         6,274,530
                Cambria Community Services District Revenue, MBIA Insured,
   1,000,000        COP, Wastewater Treatment System Upgrade, 6.90%, 11/01/24 ................         1,120,680
   1,330,000        Water and Wastewater, Refunding, Series A, 6.00%, 05/01/15 ...............         1,380,646
   2,485,000    Carpinteria Sanitation District, Capital Facilities Revenue, FGIC Insured, 6.25%,
                 07/01/14 ....................................................................         2,622,048
                Central Coast Water Authority Revenue, State Water Project, Regional Facilities,
                 AMBAC Insured,
   2,500,000        Pre-Refunded, 6.50%, 10/01/14 ............................................         2,795,575
   4,650,000        Pre-Refunded, 6.60%, 10/01/22 ............................................         5,223,066
     595,000        Refunding, Series B, 5.65%, 10/01/11 .....................................           596,708
     620,000        Refunding, Series B, 5.70%, 10/01/12 .....................................           621,773
   1,020,000        Refunding, Series B, 5.80%, 10/01/16 .....................................         1,022,897
   2,800,000        Refunding, Series B, 5.85%, 10/01/22 .....................................         2,807,924
   3,035,000    Central School District, San Bernardino County, AMBAC Insured, 5.60%, 05/01/16         3,031,176
                Central Union High School District, Imperial County, Series A, AMBAC Insured,
     890,000        5.50%, 08/01/17 ..........................................................           878,092
   1,005,000        5.50%, 08/01/18 ..........................................................           991,221
   5,000,000    Cerritos Public Financing Authority Revenue, Los Coyotes Redevelopment Project,
                 Series A, AMBAC Insured, 5.75%, 11/01/22 ....................................         5,047,700
                Chico Public Financing Authority Revenue,
$    815,000        Southeast Chico Redevelopment Project, Series A, FGIC Insured, 6.625%,
                   04/01/21 ..................................................................       $   870,200
   3,000,000        Tax Allocation, Merged Redevelopment Project Area, FSA Insured, 5.375%,
                   04/01/16 ..................................................................         2,917,380
   2,000,000    Chino Basin Regional Financing Authority Revenue, Refunding, Municipal Water
                 District, Sewer System Project, AMBAC Insured, 6.00%, 08/01/16 ..............         2,072,020
   3,590,000    Chino COP, RDA, Refunding, Water System Improvement Project, AMBAC Insured,
                 6.20%, 09/01/18 .............................................................         3,776,106
   5,795,000    Chino, Ontario, Upland, etc., Water Facilities Authority, COP, Refunding, Agua de
                 Lejos Projects, Series A, FGIC Insured, 6.75%, 10/01/11 .....................         5,940,281
   2,940,000    Chula Vista Elementary School District COP, MBIA Insured, 6.60%, 08/01/16 ....         3,055,748
   3,945,000    Chula Vista Public Finance Authority, Local Agency Revenue, Series 1995-A,
                 CGIC Insured, 6.125%, 09/02/14 ..............................................         4,168,682
   1,500,000    Coachella Valley Recreation and Park District, 1915 Act, Refunding, Reassessment
                 District No. 94-1, MBIA Insured, 6.20%, 09/02/16 ............................         1,582,305
   1,110,000    Colton Joint USD, CFD, Special Tax, Refunding, Southridge Village, Phase III,
                 CGIC Insured, 5.90%, 09/01/14 ...............................................         1,120,834
                Contra Costa County COP,
   1,250,000        Buildings Acquisition Project, AMBAC Insured, 6.70%, 02/01/21 ............         1,316,063
   1,000,000        Public Facilities Corp., BIG Insured, 7.80%, 06/01/08 ....................         1,092,030
   2,230,000    Contra Costa Mosquito Abatement District, COP, Refunding, Public Improvements
                 Project, CGIC Insured, 6.25%, 02/01/06 ......................................         2,365,651
   4,500,000    Covina COP, Housing Revenue, AMBAC Insured, 7.00%, 03/01/17 ..................         4,603,815
   7,000,000    Davis Joint USD No. 1, CFD, Special Tax, Refunding, MBIA Insured, 5.50%,
                 08/15/21 ....................................................................         6,851,740
   1,105,000    Delano USD, Series A, CGIC Insured, 6.10%, 05/01/17 ..........................         1,140,493
   2,735,000    Desert Hot Springs RDA, Tax Allocation, Refunding, Redevelopment Project No. 1,
                 Series A, MBIA Insured, 5.375%, 09/01/19 ....................................         2,635,938
   4,155,000    Dublin-San Ramon Services District, COP, AMBAC Insured, 7.00%, 12/01/20 ......         4,536,263
                East Bay MUD, Wastewater Treatment System Revenue, AMBAC Insured, Pre-Refunded,
   1,000,000        7.125%, 06/01/17 .........................................................         1,109,150
   2,000,000        7.20%, 06/01/20 ..........................................................         2,223,020
                East Bay MUD, Water System Revenue,
   6,000,000        AMBAC Insured, Pre-Refunded, 6.50%, 06/01/20 .............................         6,793,740
   5,000,000        MBIA Insured, Pre-Refunded, 7.50%, 06/01/18 ..............................         5,604,600
   6,900,000        Refunding, FGIC Insured, 6.00%, 06/01/20 .................................         7,060,701
                Eastern Municipal Water and Sewer District Revenue, COP,
   1,000,000        FGIC Insured, Pre-Refunded, 6.75%, 07/01/08 ..............................         1,113,340
   1,400,000        Refunding, Series A, FGIC Insured, 6.30%, 07/01/20 .......................         1,454,376
$  1,000,000    El Centro COP, AMBAC Insured, 6.875%, 06/01/09 ...............................      $  1,027,030
   5,960,000    El Cerrito RDA, Tax Allocation, Refunding, Redevelopment Project, Series A,
                 CGIC Insured, 6.80%, 07/01/19................................................         6,387,690
                El Dorado County Public Agency Financing Authority Revenue, Refunding,
                 FGIC Insured,
   2,250,000        5.50%, 02/15/16 ..........................................................         2,257,268
   3,500,000        5.50%, 02/15/21 ..........................................................         3,495,135
   6,900,000    Eureka Public Financing Authority Revenue, Tax Allocation, Eureka Redevelopment
                 Project, CGIC Insured, Pre-Refunded, 7.40%, 11/01/12 ........................         7,448,274
                Fairfield Public Financing Authority Revenue,
   2,000,000        Fairfield Redevelopment Project, Series C, CGIC Insured, 5.25%, 08/01/13 .         1,922,880
   4,750,000        Municipal Park, ID No. 1, FGIC Insured, 6.30%, 07/01/23 ..................         4,977,573
   4,300,000        Refunding, Series B, MBIA Insured, 5.80%, 04/01/23 .......................         4,366,994
   1,265,000    Farmersville USD, Series A, AMBAC Insured, 5.70%, 07/01/18 ...................         1,276,828
   2,525,000    Fillmore Public Financing Authority Revenue, Refunding, Central City Redevelopment
                 Project, Series A, AMBAC Insured, 5.75%, 10/01/16 ...........................         2,583,631
                Folsom Public Financing Authority Revenue, Refunding, AMBAC Insured,
   2,000,000        6.00%, 10/01/08 ..........................................................         2,118,920
   1,000,000        6.00%, 10/01/12 ..........................................................         1,033,600
   3,400,000        6.00%, 10/01/19 ..........................................................         3,492,650
   5,850,000    Fontana RDA, Tax Allocation, Refunding, Southwest Industrial Park Project, FGIC
                 Insured, 6.125%, 09/01/25....................................................         6,094,413
   1,000,000    Fresno COP, City Hall Refinancing Project, AMBAC Insured, 6.25%, 08/01/19 ....         1,040,100
   2,000,000    Fresno USD, Series B, FSA Insured, 5.875%, 08/01/20 ..........................         2,031,320
   7,140,000    Fresno Water System Revenue, Water Remediation Project, Series A, FGIC Insured,
                 5.875%, 06/01/20 ............................................................         7,302,506
   1,780,000    Fruitvale School District, Series B, MBIA Insured, 6.00%, 08/01/20 ...........         1,822,239
   1,000,000    Fulton El Camino Recreational and Park District COP, Series A, CGIC Insured,
                 Pre-Refunded, 6.375%, 12/01/11...............................................         1,088,490
   1,000,000    Glendale Hospital Revenue, Refunding, Adventist Health, Series A, MBIA Insured,
                 6.75%, 03/01/13 .............................................................         1,070,960
                Glendale RDA, Tax Allocation, Refunding, Central Glendale Redevelopment
                 Project, AMBAC Insured,
   1,500,000        5.50%, 12/01/14 ..........................................................         1,489,785
   4,030,000        5.60%, 12/01/16 ..........................................................         4,024,922
   4,255,000        5.60%, 12/01/17 ..........................................................         4,249,511
   4,490,000        5.60%, 12/01/18 ..........................................................         4,484,073
   9,775,000        6.00%, 12/01/20 ..........................................................        10,073,138
   2,000,000    Grossmont Hospital District Revenue, La Mesa, Series A, MBIA Insured,
                 Pre-Refunded, 8.00%, 11/15/17 ...............................................         2,115,020
$  1,000,000    Hercules COP, Refunding, Capital Improvement Projects, AMBAC Insured, 6.00%,
                 06/01/15 ....................................................................      $  1,037,610
   3,425,000    Hesperia Water District COP, Refunding, Water Facilities Improvement Projects,
                 FGIC Insured, 7.15%, 06/01/26 ...............................................         3,830,006
                Imperial Irrigation District COP,
  13,375,000        Electric System Project, MBIA Insured, 6.00%, 11/01/15....................        13,814,369
   5,050,000        Water System Project, AMBAC Insured, 5.75%, 07/01/16 .....................         5,109,186
   2,260,000    Industry, City of, Public Works and Capital Improvement, FGIC Insured,
                 Pre-Refunded, 6.80%, 07/01/15 ...............................................         2,446,473
   8,535,000    Kern County Board of Education COP, Administration Building Financing Project,
                 MBIA Insured, 6.20%, 02/01/23 ...............................................         8,764,933
                Kern County High School District, CGIC Insured, ETM,
   1,535,000        6.625%, 08/01/14 .........................................................         1,727,857
   1,400,000        6.625%, 08/01/15 .........................................................         1,572,970
   3,460,000    King City Joint Union High School District, Series A, AMBAC Insured, 6.30%,
                 08/01/19 ....................................................................         3,618,468
   3,080,000    La Mirada RDA, Industrial Commercial Redevelopment Project, Series A, MBIA
                 Insured, 6.60%, 08/15/21 ....................................................         3,285,867
   6,650,000    La Quinta RDA, Tax Allocation, Housing Redevelopment Project Areas No 1 & 2,
                 MBIA Insured, 6.00%, 09/01/25 ...............................................         6,855,286
                Lake Arrowhead Community Services District, COP, Refunding, FGIC Insured,
   7,600,000        6.125%, 06/01/05 .........................................................         8,225,480
  14,000,000        6.50%, 06/01/15 ..........................................................        14,949,480
                Lake Elsinore Public Financing Authority Revenue, Tax Allocation, Lake Elsinore
                 Redevelopment Projects,
   3,000,000        Series A, CGIC Insured, 5.65%, 09/01/15 ..................................         3,007,860
   1,750,000        Series A, CGIC Insured, 5.80%, 09/01/25 ..................................         1,760,483
   1,255,000        Series A, FGIC Insured, 6.25%, 02/01/19 ..................................         1,298,323
  12,840,000        Series C, FGIC Insured, 6.625%, 02/01/17 .................................        13,567,900
   2,485,000    Lakewood Public Financing Authority, Water Revenue, FGIC Insured, 5.70%,
                 04/01/16 ....................................................................         2,511,614
   2,500,000    Lakewood RDA, Subordinate Tax Allocation, Refunding, Town Center
                 Redevelopment Project, CGIC Insured, Pre-Refunded, 8.50%, 09/01/13 ..........         2,632,025
   3,000,000    Lakewood RDA, Tax Allocation, Refunding, Redevelopment Project No. 1, Series A,
                 CGIC Insured, 6.50%, 09/01/17 ...............................................         3,216,720
                Lancaster RDA, Tax Allocation, MBIA Insured,
   1,330,000        Combination Redevelopment Project Areas, Library, 5.75%, 08/01/23 ........         1,328,125
   2,020,000        Combination Redevelopment Project, Fire Protection, 5.75%, 08/01/23 ......         2,017,152
  11,245,000        Refunding, Lancaster Redevelopment Project No. 5, 6.85%, 02/01/19 ........        12,138,303

                Lincoln RDA, Tax Allocation, Local Government Finance Authority Revenue,
                 AMBAC Insured,
$  1,500,000        9.00%, 08/01/11 ..........................................................      $  1,602,150
     460,000        9.00%, 08/01/12 ..........................................................           490,572
   2,425,000    Lincoln USD, CFD No. 1, AMBAC Insured, Pre-Refunded, 6.90%, 09/01/21 .........         2,727,907
   1,250,000    Livermore Public Building COP, AMBAC Insured, 7.05%, 04/01/17 ................         1,331,038
   1,000,000    Local Government Finance Authority Revenue, Refunding, Bunker Hill Project,
                 AMBAC Insured, Pre-Refunded, 6.75%, 12/01/14 ................................         1,089,550
                Lodi COP,
   3,605,000        1996 Public Improvement Financing Project, MBIA Insured, 5.90%, 10/01/16 .         3,709,257
   8,800,000        Refunding, Wastewater Treatment Project, AMBAC Insured, 6.70%, 08/01/26 ..         9,744,416
                Loma Linda Hospital Revenue, Loma Linda University Medical Center Project,
   1,910,000        Refunding, Series B, AMBAC Insured, 7.00%, 12/01/15 ......................         2,052,524
   2,500,000        Series B, MBIA Insured, Pre-Refunded, 7.00%, 12/01/10 ....................         2,791,925
   2,500,000    Long Beach RDA, Refunding, Downtown Redevelopment Project, Series A,
                 AMBAC Insured, Pre-Refunded, 7.75%, 11/01/10 ................................         2,713,850
   3,500,000    Los Angeles Convention and Exhibition Center COP, AMBAC Insured,
                 Pre-Refunded, 7.00%, 08/15/21 ...............................................         3,885,000
   3,000,000    Los Angeles County Capital Assets Leasing Corp., Leasehold Revenue, Refunding,
                 AMBAC Insured, 6.00%, 12/01/16...............................................         3,083,280
   8,050,000    Los Angeles County COP, Correctional Facilities Projects, MBIA Insured,
                 Pre-Refunded, 6.50%, 09/01/13 ...............................................         8,808,713
   5,825,000    Los Angeles County COP, Refunding, San Pedro Peninsula Hospital Project,
                 AMBAC Insured, 6.25%, 05/01/15 ..............................................         6,051,826
                Los Angeles County Transport Commission Sales Tax,
   2,000,000        Proposition C, Second Senior Series A, Senior Lien, MBIA Insured, 6.00%,
 07/01/23          2,041,000
   1,440,000        Series A, FGIC Insured, Pre-Refunded, 6.75%, 07/01/20 ....................         1,603,210
   2,740,000        Series B, FGIC Insured, 6.50%, 07/01/13 ..................................         2,928,950
   5,025,000        Series B, FGIC Insured, 6.50%, 07/01/15 ..................................         5,350,670
   3,200,000    Los Angeles CRDA, Tax Allocation, Hollywood Redevelopment Project, Series B,
                 MBIA Insured, 6.10%, 07/01/22................................................         3,314,496
                Los Angeles Department of Water and Power, Electric Plant Revenue,
  17,215,000        FGIC Insured, 6.125%, 01/15/33 ...........................................        17,781,201
   2,000,000        MBIA Insured, 6.00%, 08/15/32 ............................................         2,047,620
   3,500,000        Refunding, FGIC Insured, 6.00%, 02/01/28 .................................         3,612,210
   6,875,000    Los Angeles Department of Water and Power, Waterworks Revenue, Second Issue,
                 FGIC Insured, 6.40%, 11/01/31 ...............................................         7,281,038

                Los Angeles Harbor Department Revenue, Series B,
$  3,790,000        AMBAC Insured, 6.60%, 08/01/14 ...........................................      $  4,069,967
   2,000,000        AMBAC Insured, 6.60%, 08/01/15 ...........................................         2,109,300
   2,500,000        MBIA Insured, 6.20%, 08/01/25 ............................................         2,626,450
   2,000,000    Los Angeles Mortgage Revenue, Refunding, MBIA Insured, Series I, 6.50%,
                 07/01/22 ....................................................................         2,113,460
                Los Angeles Wastewater System Revenue,
   1,000,000        FGIC Insured, Pre-Refunded, 6.70%, 08/01/12 ..............................         1,063,380
  12,100,000        Refunding, Series A, FGIC Insured, 6.00%, 12/01/18 .......................        12,366,200
   2,000,000        Refunding, Series A, MBIA Insured, 5.70%, 06/01/20 .......................         1,997,300
   3,250,000        Series B, AMBAC Insured, 6.00%, 06/01/22 .................................         3,325,693
   6,130,000        Series B, AMBAC Insured, Pre-Refunded, 7.10%, 06/01/18 ...................         6,664,965
  15,000,000        Series D, MBIA Insured, Pre-Refunded, 6.70%, 12/01/21 ....................        16,591,200
   4,000,000    Lynwood Public Financing Authority Revenue, Series A, AMBAC Insured, 5.75%,
                 09/01/18 ....................................................................         4,051,280
   6,415,000    Madera County COP, Valley Children's Hospital, MBIA Insured, 5.75%, 03/15/28 .         6,433,988
   4,000,000    Madera RDA, Tax Revenue, Refunding, Madera Redevelopment Project Area,
                 CGIC Insured, 5.80%, 09/01/23 ...............................................         3,994,240
   4,500,000    Marysville Hospital Revenue, Fremont Rideout Health Group, AMBAC Insured,
                 6.30%, 01/01/22..............................................................         4,712,355
                Menlo Park CDA, Tax Allocation, Las Pulgas Community Project, AMBAC Insured,
                 Pre-Refunded,
  13,265,000        6.625%, 10/01/21 .........................................................        14,952,441
   3,095,000        6.70%, 10/01/22 ..........................................................         3,500,352
   5,600,000    Mesa Construction Water District COP, Water Project, FGIC Insured, 6.40%,
                 03/15/18 ....................................................................         5,945,408
   6,500,000    Metropolitan Water District, Southern California Waterworks Revenue, Series A,
                 MBIA Insured, 5.50%, 07/01/25 ...............................................         6,444,490
                Modesto COP,
   2,000,000        Municipal Improvement, FGIC Insured, Pre-Refunded, 7.30%, 11/01/20 .......         2,155,440
   5,000,000        Water System Improvement Project, AMBAC Insured, 6.25%, 10/01/22 .........         5,205,350
                Modesto Health Facilities Revenue, Memorial Hospital Association, MBIC Insured,
   5,565,000        Refunding, Series A, 6.00%, 06/01/18 .....................................         5,727,220
   1,500,000        Series 1991, 6.875%, 06/01/21 ............................................         1,620,945
                Modesto Irrigation District COP,
   6,745,000        Crossover Refunding, Geysers Geothermal Power Project, BIG Insured, 5.00%,
                   10/01/17 ..................................................................         6,205,063
   3,000,000        Refunding and Capital Improvements Projects, Series A, MBIA Insured, 6.00%,
                   10/01/21 ..................................................................         3,047,760

                Modesto Irrigation District, Financing Authority Revenue, Domestic Water Project,
                 AMBAC Insured,
$  2,000,000        Series A, 6.125%, 09/01/19 ...............................................      $  2,069,480
   2,500,000        Series C, 5.75%, 09/01/22 ................................................         2,507,675
   2,000,000    Monrovia RDA, Public Parking Facilities, Lease Revenue, Refunding, Series A,
                 AMBAC Insured, 5.20%, 04/01/13...............................................         1,933,840
     720,000    Montebello USD, COP, Series B, MBIA Insured, 7.25%, 06/01/10 .................           790,315
   3,215,000    Monterey County COP, Refunding, Sheriff's Facilities Project, CGIC Insured,
                 5.25%, 12/01/17 .............................................................         3,054,443
                Moulton Niguel Water District,
   1,420,000        AMBAC Insured, Pre-Refunded, 7.25%, 04/01/16 .............................         1,574,468
   3,310,000        COP, AMBAC Insured, 5.375%, 09/01/13 .....................................         3,226,257
   4,180,000        Refunding, Consolidated Improvement Districts, MBIA Insured, 5.25%, 09/01/13       4,018,192
   1,500,000    Mountain View COP, Improvement Financing Authority Revenue, City
                 Hall/Community Theatre, MBIA Insured, 6.50%, 08/01/16 .......................         1,595,115
   2,535,000    Mountain View School District, Refunding, CFD, Special Tax, Series A, CGIC
                 Insured, 7.25%, 10/01/11 ....................................................         2,756,534
   1,000,000    Mt. Diablo Hospital District Revenue, Series A, AMBAC Insured, Pre-Refunded,
                 7.00%, 12/01/17 .............................................................         1,116,770
                Mt. Diablo USD, CFD No. 1, Special Tax,
     500,000        AMBAC Insured, 6.25%, 08/01/14 ...........................................           525,780
   1,000,000        CGIC Insured, 6.00%, 08/01/24 ............................................         1,030,730
   1,000,000        FGIC Insured, Pre-Refunded, 7.05%, 08/01/20 ..............................         1,110,760
   1,000,000        Refunding, AMBAC Insured, 5.75%, 08/01/15 ................................         1,011,000
   2,270,000        Refunding, AMBAC Insured, 5.75%, 08/01/16 ................................         2,294,970
                Murrieta Water Public Financing Authority, Special Tax Revenue, Refunding,
                 Senior Lien, Series A, FSA Insured,
   1,235,000        5.60%, 10/01/15 ..........................................................         1,219,365
   2,630,000        5.70%, 10/01/21 ..........................................................         2,591,997
   2,000,000    National City Joint Powers Authority, Lease Revenue, National City Police Facilities
                 Project, AMBAC Insured, 6.75%, 10/01/17 .....................................         2,180,980
                North City West School Facilities, Financing Authority, Special Tax, Refunding,
                 Series B, CGIC Insured,
   1,260,000        5.75%, 09/01/15 ..........................................................         1,274,830
   2,500,000        6.00%, 09/01/19 ..........................................................         2,582,350
   5,000,000    Northern California Power Agency Revenue, Multiple Capital Facilities, Series A,
                 MBIA Insured, 6.50%, 08/01/12................................................         5,395,800

                Northern California Power Agency Revenue, Refunding, Public Power Hydroelectric
                 Project No. 1,
$  3,200,000        AMBAC Insured, Pre-Refunded, 7.50%, 07/01/23 .............................      $  3,955,264
   4,000,000        Series A, MBIA Insured, 5.50%, 07/01/23 ..................................         3,891,280
   2,750,000        Series A, MBIA Insured, 5.50%, 07/01/24 ..................................         2,688,978
                Northern California Transmission Revenue, California/Oregon Transmission Project,
                 Series A, MBIA Insured,
   2,500,000        6.25%, 05/01/10 ..........................................................         2,656,300
   4,000,000        6.50%, 05/01/16 ..........................................................         4,336,400
  10,500,000        5.25%, 05/01/20 ..........................................................        10,010,700
  18,335,000        6.00%, 05/01/24 ..........................................................        18,658,063
   4,000,000        Pre-Refunded, 7.00%, 05/01/10 ............................................         4,395,600
   5,810,000    Norwalk Community Facilities Financing Authority, Lease Revenue, MBIA Insured,
                 6.90%, 02/01/21 .............................................................         6,244,181
   4,000,000    Oakland Special Revenue, Refunding, Series A, FGIC Insured, 7.60%, 08/01/21 ..         4,284,960
   3,940,000    Oceanside Community Development COP, Public Parking Project, CGIC Insured,
                 Pre-Refunded, 7.875%, 04/01/19...............................................         4,769,252
                Oceanside COP,
   4,715,000        Corporation Yard Project, AMBAC Insured, Pre-Refunded, 7.30%, 08/01/21 ...         5,445,023
   1,000,000        Refunding, Civic Center Project, MBIA Insured, 5.75%, 08/01/15 ...........         1,014,980
   5,000,000        Water Use Finance Association of California, Series A, AMBAC Insured, 6.50%,
                   10/01/17 ..................................................................         5,377,300
  10,000,000    Ontario Redevelopment Financing Authority Revenue, Ontario Redevelopment
                 Project No. 1, MBIA Insured, ETM, 5.80%, 08/01/23 ...........................        10,032,900
                Orange County CFD No. 86-1, Special Tax, Rancho Santa Margarita, Series A,
                 CGIC Insured,
   5,000,000        7.30%, 08/15/09 ..........................................................         5,376,950
  10,000,000        Pre-Refunded, 7.625%, 07/01/18 ...........................................        10,736,600
                Orange County COP, AMBAC Insured,
  11,250,000        Civic Center Expansion Project, Pre-Refunded, 6.70%, 08/01/18 ............        12,544,088
   4,770,000        Juvenile Justice Center Facilities, 6.375%, 06/01/11 .....................         5,017,706
   5,000,000        Juvenile Justice Center Facilities, 6.00%, 06/01/17 ......................         5,131,700
   3,500,000    Orange County Financing Authority Revenue, Tax Allocation, Refunding, Series A,
                 MBIA Insured, 6.50%, 09/01/22 ...............................................         3,709,370
   5,200,000    Orange RDA Revenue, Tax Allocation, Refunding, Southwest Redevelopment
                 Project, Series A, AMBAC Insured, 5.70%, 10/01/23 ...........................         5,192,356
                Oroville Public Finance Authority, Tax Allocation Revenue, Oroville Redevelopment
                 Project No. 1, AMBAC Insured,
   1,245,000        5.90%, 09/15/21 ..........................................................         1,273,610
   2,890,000        6.10%, 09/15/23 ..........................................................         3,014,212
 $ 5,000,000    Oxnard Financing Authority, Solid Waste Revenue, AMBAC Insured, 6.00%,
                 05/01/16 ....................................................................      $  5,150,700
                Oxnard Financing Authority Wastewater Revenue, FGIC Insured,
   2,800,000        5.50%, 06/01/14 ..........................................................         2,781,240
   1,410,000        5.25%, 06/01/20 ..........................................................         1,335,439
   3,315,000    Oxnard Public Facilities Corp. COP, AMBAC Insured, Pre-Refunded, 7.50%,
                 09/01/06 ....................................................................         3,599,659
                Palm Desert Financing Authority Tax Allocation Revenue, Project Area No. 2,
                 Series A, MBIA Insured,
   2,490,000        5.95%, 08/01/24 ..........................................................         2,546,722
   1,380,000        5.85%, 08/01/25 ..........................................................         1,400,576
                Palm Springs USD,
     500,000        Series C, MBIA Insured, 6.125%, 02/01/20 .................................           519,790
   1,000,000        Series D, FGIC Insured, 5.90%, 02/01/21 ..................................         1,020,340
   4,750,000    Paramount USD, COP, Master Lease Program, FSA Insured, 6.30%, 09/01/26 .......         5,009,730
   1,130,000    Parlier USD, Series B, AMBAC Insured, 6.00%, 06/01/16 ........................         1,166,680
   1,000,000    Petaluma COP, Refunding, Series A, AMBAC Insured, 5.625%, 08/01/13 ...........         1,011,120
   8,000,000    Pico Rivera Public Financing Authority Revenue, Refunding, Water Enterprise
                 Project, Series A, FGIC Insured, 6.00%, 12/01/17 ............................         8,247,920
   1,000,000    Pinole RDA, Tax Allocation, Pinole Vista Redevelopment Project, Series A,
                 MBIA Insured, 6.125%, 08/01/17 ..............................................         1,036,250
   1,500,000    Pittsburg Public Financing Authority, Wastewater Revenue, FGIC Insured,
                 Pre-Refunded, 6.80%, 06/01/22 ...............................................         1,670,550
   3,745,000    Placer County COP, Jail Kitchen Project, MBIA Insured, 6.90%, 10/01/21 .......         4,168,260
   2,350,000    Placer County Water Agency Revenue, COP, CGIC Insured, 5.90%, 07/01/25 .......         2,403,439
   5,500,000    Pleasant Hill RDA, Tax Allocation, Refunding, Pleasant Hill Commons Project,
                 CGIC Insured, 6.90%, 07/01/21 ...............................................         6,001,050
   2,000,000    Port Hueneme RDA, Tax Allocation, Refunding, Central Community Redevelopment
                 Project, AMBAC Insured, 5.50%, 05/01/23 .....................................         1,956,280
                Port of Oakland, Revenue, BIG Insured,
   1,500,000        Series B, 7.25%, 11/01/16 ................................................         1,542,720
   1,165,000        Series C, Pre-Refunded, 7.25%, 11/01/19 ..................................         1,202,630
                Porterville COP, Refunding, AMBAC Insured,
   4,935,000        Sewer System and Improvement Project, 6.30%, 10/01/18 ....................         5,221,279
   6,075,000        Sewer System Project, 6.30%, 10/01/18 ....................................         6,427,411
   2,460,000    Poway RDA, Tax Allocation, Refunding, Parguay Redevelopment Project, FGIC
                 Insured, 5.75%, 12/15/26 ....................................................         2,466,691
   3,000,000    Ramona Municipal Water District COP, Refunding, AMBAC Insured, 7.20%,
                 10/01/10 ....................................................................         3,303,300

                Rancho Cucamonga RDA, Tax Allocation, Refunding, Rancho Redevelopment
                 Project, Series A, FGIC Insured, Pre-Refunded,
$  1,215,000        7.75%, 05/01/06 ..........................................................      $  1,256,152
   9,690,000        7.70%, 05/01/16 ..........................................................        10,171,012
   5,000,000    Redding Electric System Revenue, Refunding, COP, Series A, FGIC Insured,
                 5.50%, 06/01/11 .............................................................         5,046,550
   3,230,000    Redding Joint Powers Financing Authority, Water Revenue, Series A, AMBAC
                 Insured, 5.60%, 06/15/13.....................................................         3,252,707
   2,120,000    Redding RDA, Tax Allocation, Hilltop Cypress Redevelopment, Series C, CGIC
                 Insured, 6.00%, 09/01/22.....................................................         2,175,862
   2,115,000    Redlands USD, Series B, CGIC Insured, 6.25%, 06/01/19 ........................         2,216,520
   1,000,000    Redondo Beach RDA, Tax Allocation, South Bay Center Redevelopment Project,
                 FGIC Insured, 8.625%, 05/01/14 ..............................................         1,023,900
   2,745,000    Redwood City Public Financing Authority Revenue, Local Agency, Series A,
                 AMBAC Insured, 6.50%, 07/15/11...............................................         2,929,546
                Riverside RDA, Series A,
  12,540,000        Lease Revenue, AMBAC Insured, 6.375%, 10/01/23 ...........................        13,347,576
   2,000,000        Lease Revenue, AMBAC Insured, 6.50%, 10/01/24 ............................         2,147,440
   2,200,000        Tax Allocation, Merged Redevelopment Project, MBIA Insured, 5.625%, 08/01/23       2,189,374
   2,510,000    Rubidoux Community Service District COP, Water System Improvement Project,
                 AMBAC Insured, 6.20%, 12/01/14 ..............................................         2,627,769
                Sacramento Area Flood Control Agency, Subordinated Lien, FGIC Insured,
   1,000,000        Capital AD No. 2, 5.80%, 11/01/16 ........................................         1,022,460
   1,475,000        Operation & Maintenance, 5.80%, 11/01/16 .................................         1,508,129
   2,690,000        Operation & Maintenance, 5.90%, 11/01/25 .................................         2,761,581
  11,800,000    Sacramento COP, MBIA Insured, 6.50%, 06/01/15 ................................        12,409,706
   5,920,000    Sacramento County Airport System Revenue, Series A, MBIA Insured, 6.00%,
                 07/01/17 ....................................................................         6,113,466
                Sacramento MUD, Electric Revenue, MBIA Insured,
   1,425,000        Refunding, Senior Lien, Series A, 5.75%, 08/15/13 ........................         1,441,202
   4,250,000        Series E, 5.75%, 05/15/22 ................................................         4,288,888
   4,000,000        Series I, 6.00%, 01/01/24 ................................................         4,123,120
   2,600,000        Series X, Pre-Refunded, 7.00%, 07/01/20 ..................................         2,878,772
   2,000,000    Sacramento RDA, Tax Allocation, Merged Downtown Redevelopment Project A,
                 MBIA Insured, 6.50%, 11/01/13 ...............................................         2,135,340
   3,500,000    Saddleback Valley USD, Public Financing Authority, Special Tax Revenue,
                 Refunding, Series A, FSA Insured, 5.65%, 09/01/17 ...........................         3,495,450
   5,680,000    San Bernardino County Mortgage Revenue, Refunding, Don Miguel Apartments
                 Project, MBIA Insured, 6.40%, 03/01/25 ......................................         5,862,158

                San Bernardino Joint Powers Financing Authority Revenue, Tax Allocation,
                 Refunding,
$  1,965,000        Northwest Redevelopment Project, Series E, MBIA Insured, Pre-Refunded,
                   7.375%, 01/01/15 ..........................................................      $  2,176,002
   1,950,000        Series A, CGIC Insured, 5.75%, 10/01/25 ..................................         1,963,767
   3,515,000        Southeast Industrial Park, Series F, MBIA Insured, Pre-Refunded, 7.375%,
                    03/01/14..................................................................         3,908,258
   4,265,000        State College Project No. 4, AMBAC Insured, Pre-Refunded, 7.20%, 09/01/08          4,681,733
   2,060,000        State College Project, Series D, FGIC Insured, Pre-Refunded, 7.375%, 09/01/10      2,318,324
   5,750,000    ......San Bernardino Municipal Water and Sewer Department, COP, FGIC Insured,
                 6.25%, 02/01/17 .............................................................         5,996,733
   2,382,000    San Bernardino RDA, Capital Appreciation, Series B, AMBAC Insured, 7.70%,
                 01/10/09 ....................................................................         4,100,232
   2,000,000    San Buenaventura COP, Water Project, AMBAC Insured, Pre-Refunded, 7.50%,
                 10/01/20 ....................................................................         2,260,060
   2,250,000    San Buenaventura Public Facilities, Financing Authority Lease Revenue, Refunding,
                 CGIC Insured, 5.75%, 06/01/14 ...............................................         2,292,188
   2,000,000    San Diego Community College District, COP, Series 1991, MBIA Insured, 6.50%,
                 12/01/12 ....................................................................         2,127,880
   2,375,000    San Diego County COP, Inmate Reception Center and Cooling, MBIA Insured,
                 6.25%, 08/01/24 .............................................................         2,504,224
   1,650,000    San Diego IDR, San Diego Gas & Electric, Custodial Receipts, Series A, AMBAC
                 Insured, 6.40%, 09/01/18.....................................................         1,745,816
                San Diego Mortgage Revenue, Refunding, University Canyon North, Series A,
                 MBIA Insured,
     285,000       5.125%, 07/01/03 ..........................................................           284,453
   3,105,000       5.75%, 07/01/25 ...........................................................         3,070,628
                San Diego RDA, Tax Allocation, Center City Redevelopment, Series B, AMBAC Insured,
   3,000,000       5.375%, 09/01/15 ..........................................................         2,952,930
   3,000,000       5.40%, 09/01/16 ...........................................................         2,960,430
                San Francisco BART District, Sales Tax Revenue, FGIC Insured,
   2,580,000       6.60%, 07/01/12 ...........................................................         2,800,564
   2,000,000       5.50%, 07/01/15 ...........................................................         1,997,660
                San Francisco City and County Airports Commission, International Airport Revenue,
                 Second Series, FGIC Insured,
   6,900,000        Issue 5, 6.50%, 05/01/24 .................................................         7,366,095
   3,500,000        Issue 8A, 6.25%, 05/01/20 ................................................         3,646,930
   6,400,000        Issue 9B, 6.00%, 05/01/25 ................................................         6,602,048
   2,105,000        Issue 11, 6.00%, 05/01/11 ................................................         2,171,455

                San Francisco City and County Sewer Revenue, AMBAC Insured,
$  2,000,000        Refunding, 6.00%, 10/01/11 ...............................................      $  2,086,420
   1,500,000        Series A, Pre-Refunded, 7.25%, 10/01/15 ..................................         1,563,465
   2,370,000        Series B, Pre-Refunded, 7.25%, 10/01/15 ..................................         2,470,275
   1,000,000    San Gabriel USD, COP, School Facilities Development Program, Series A, FSA
                 Insured, 6.00%, 09/01/15 ....................................................         1,034,920
   3,000,000    San Jacinto USD, COP, Refunding Project, AMBAC Insured, 6.50%, 10/01/23 ......         3,210,930
   8,740,000    San Jose Financing Authority Revenue, Convention Project, CGIC Insured, 6.40%,
                 09/01/17 ....................................................................         9,217,204
                San Jose RDA, Tax Allocation, Merged Area Redevelopment Project, Pre-Refunded,
   1,250,000        Series A, AMBAC Insured, 6.90%, 08/01/11 .................................         1,300,038
   3,235,000        Series B, MBIA Insured, 6.625%, 08/01/11 .................................         3,494,576
   1,260,000    San Luis Water Districts Revenue, COP, Refunding & Capital Improvement Project,
                 AMBAC Insured, 5.50%, 11/01/16 ..............................................         1,236,047
  10,495,000    San Marcos Public Facilities Authority Revenue, Tax Allocation, Refunding,
                 Series A, CGIC Insured, 5.50%, 08/01/23 .....................................        10,336,001
   2,750,000    San Mateo County Joint Powers Financing Authority, Lease Revenue, San Mateo
                 County Health Care Center, Series A, FSA Insured, 5.75%, 07/15/22 ...........         2,757,920
                San Mateo County Transit District Revenue, Sales Tax, Series A, MBIA Insured,
   4,100,000        6.70%, 06/01/10 ..........................................................         4,300,941
   6,700,000        6.50%, 06/01/20 ..........................................................         7,010,344
                San Ramon COP,
   5,110,000        Central Park Expansion Project, CGIC Insured, Pre-Refunded, 7.20%, 02/01/25        6,023,361
  12,070,000        Refunding, Capital Improvement Project, AMBAC Insured, 7.05%, 03/01/21 ...        13,273,862
   5,935,000    Sanger Public Financing Authority Revenue, Utility System Financing, Series A,
                 AMBAC Insured, 5.70%, 01/01/22 ..............................................         5,927,047
   1,000,000    Sanger USD, Series A, CGIC Insured, 5.60%, 08/01/14 ..........................         1,002,650
   3,250,000    Santa Ana COP, Refunding, Parking Facilities Project, Series A, AMBAC Insured,
                 6.125%, 06/01/16 ............................................................         3,393,878
   1,000,000    Santa Ana Financing Authority Water Revenue, MBIA Insured, 6.125%, 09/01/24 ..         1,041,780
       5,000    Santa Ana HMR, Series A, FGIC Insured, 8.875%, 06/01/17 ......................             5,172
                Santa Barbara COP, Refunding, AMBAC Insured,
   3,575,000        Municipal Improvement Program, 6.15%, 08/01/17 ...........................         3,714,854
   6,500,000        Water System Improvement Project, 6.70%, 04/01/27 ........................         7,084,350
   1,555,000    Santa Clara County COP, Board of Education Partners, Administration Building
                 Project, Series A, MBIA Insured, 6.00%, 04/01/25 ............................         1,599,551
   4,500,000    Santa Clara County COP, Refunding, Capital Project I, AMBAC Insured, 6.25%,
                 10/01/16 ....................................................................         4,683,780
   1,000,000    Santa Clara County Transit District, Sales Tax Revenue, Series A, AMBAC Insured,
                 6.25%, 06/01/21 .............................................................         1,025,600
                Santa Clara Electric Revenue, Series A, MBIA Insured,
$  1,350,000        6.50%, 07/01/21 ..........................................................      $  1,445,891
   1,500,000        5.75%, 07/01/24 ..........................................................         1,505,265
     900,000    Santa Clara RDA, Tax Allocation, Refunding, Bayshore North Project, AMBAC
                 Insured, 7.50%, 06/01/08.....................................................           927,756
                Santa Cruz County COP,
   1,475,000        Capital Facilities Project, MBIA Insured, 6.70%, 09/01/20 ................         1,600,626
   2,675,000        Sub-Joint Wastewater Treatment Project, AMBAC Insured, 6.20%, 09/01/19 ...         2,803,614
   3,600,000    Santa Cruz Hospital Revenue, Dominican Santa Cruz, Series A, MBIA Insured,
                 7.00%, 12/01/13 .............................................................         3,740,832
  11,830,000    Santa Fe Springs RDA, Tax Allocation, Redevelopment Project, Series A, MBIA
                 Insured, 6.40%, 09/01/22 ....................................................        12,627,460
                Santa Fe Springs, Series A,
     900,000        Public Financing Authority, Water Revenue, MBIA Insured, 5.90%, 05/01/21 .           921,564
   1,190,000        Public Financing Authority, Water Revenue, MBIA Insured, 5.90%, 05/01/26 .         1,213,514
   2,750,000        RDA Revenue, Tax Allocation, AMBAC Insured, Pre-Refunded, 7.25%, 08/01/14          3,012,185
  29,500,000    Santa Margarita/Dana Point Authority Revenue, Refunding, Improvement Districts 3,
                 3A, 4 and 4A, Series B, MBIA Insured, 5.75%, 08/01/20 .......................        29,692,635
   3,675,000    Santa Maria COP, Local Water System, Refunding, FGIC Insured, 5.50%, 08/01/13          3,670,847
   1,525,000    Santa Monica Community College District, Series B, AMBAC Insured, 5.75%,
                 07/01/20 ....................................................................         1,541,729
                Santa Rosa High School District,
   1,000,000        FGIC Insured, 5.90%, 05/01/16 ............................................         1,024,370
   4,450,000        FGIC Insured, 5.50%, 05/01/20 ............................................         4,414,934
   1,050,000        Refunding, CGIC Insured, 5.75%, 05/01/18 .................................         1,064,259
   2,000,000    Santa Rosa Wastewater Service Facilities District, Refunding & Improvement,
                 AMBAC Insured, 6.00%, 07/02/15 ..............................................         2,136,800
                Santa Rosa Water Revenue, Series A,
   2,500,000        FGIC Insured, Pre-Refunded, 7.00%, 09/01/16 ..............................         2,728,500
   1,115,000        Refunding, FGIC Insured, 5.25%, 09/01/12 .................................         1,090,481
   2,000,000        Subregional Wastewater Project, AMBAC Insured, Pre-Refunded, 6.50%,
 09/01/16          2,192,060
   3,450,000    Sebastopol CDA, Tax Allocation, Community Development Project, CGIC Insured,
                 6.85%, 12/01/20 .............................................................         3,756,947
                Selma Public Financing Authority Revenue, Series A, MBIA Insured,
     145,000        5.80%, 09/15/11 ..........................................................           147,098
     125,000        5.80%, 09/15/12 ..........................................................           126,391
   2,400,000        5.875%, 09/15/22 .........................................................         2,420,712
   5,000,000    Simi Valley Public Financing Authority Revenue, Refunding, MBIA Insured, 5.75%,
                 09/01/23 ....................................................................         5,027,200
$  1,325,000    Sonoma CDA, COP, Refunding, Sonoma Creek Senior Housing Project, AMBAC
                 Insured, 6.75%, 02/01/13 ....................................................      $  1,412,543
   2,400,000    Sonoma Valley USD, FSA Insured, 6.00%, 07/15/21 ..............................         2,473,584
   9,700,000    South Coast Air Quality Management District Revenue, Refunding, Building Corp.,
                 MBIA Insured, 5.50%, 08/01/14 ...............................................         9,634,816
                South Orange County Public Financing Authority Revenue, Refunding, Special
                 Tax, Senior Lien, Series A, MBIA Insured,
  13,500,000       6.20%, 09/01/13 ...........................................................        14,085,765
   3,250,000       6.00%, 09/01/18 ...........................................................         3,324,490
   2,500,000    Southern California Public Power Authority, Power Project Revenue, San Juan
                 Unit 3, Series A, MBIA Insured, 5.00%, 01/01/20 .............................         2,289,250
                Southern California Public Power Authority Revenue, MBIA Insured,
  10,000,000        Refunding, Transmission Project, Sub-Series A, Subordinated Lien, 5.25%,
                   07/01/20 ..................................................................         9,470,800
   3,820,000        Sub-Crossover Refunding, Southern Transmission Project, Subordinated Lien,
                   5.50%, 07/01/20 ...........................................................         3,765,450
  13,750,000        Sub-Crossover Refunding, Transmission Project, 5.75%, 07/01/21 ...........        13,824,388
   5,000,000    Southgate Public Financing Authority Revenue, Tax Allocation, Southgate
                 Redevelopment Project No. 1, AMBAC Insured, 5.875%, 09/01/24 ................         5,089,400
   3,750,000    Stanton RDA, Tax Allocation, Refunding, Stanton Community Development Project,
                 AMBAC Insured, 5.45%, 12/01/17 ..............................................         3,676,462
                Stockton COP, AMBAC Insured,
   6,500,000        Refunding, Wastewater System Project, 5.75%, 09/01/23 ....................         6,561,100
   4,000,000        Wastewater Facility, Pre-Refunded, 7.40%, 09/01/10 .......................         4,265,840
   1,640,000    Stockton-East Water District COP, Series A, AMBAC Insured, Pre-Refunded,
                 7.30%, 04/01/20 .............................................................         1,820,858
   4,260,000    Suisun City RDA, Tax Allocation, Refunding, Suisun City Redevelopment Project,
                 MBIA Insured, 5.625%, 10/01/13 ..............................................         4,280,191
     800,000    Sulphur Springs USD, COP, Series 1991, AMBAC Insured, 7.20%, 02/01/21 ........           851,591
   5,485,000    Sunnyvale RDA, Parking Revenue, Refunding, AMBAC Insured, 6.50%, 10/01/22 ....         5,793,146
   2,785,000    Sunnyvale RDA, Tax Allocation, Refunding, Central Core Project, AMBAC Insured,
                 6.50%, 10/01/22 .............................................................         2,941,461
   4,000,000    Susanville Public Financing Authority Revenue, Series A, AMBAC Insured, 6.30%,
                 09/01/17 ....................................................................         4,190,840
   1,335,000    Taft COP, Sewer Facilities Improvement Project, CGIC Insured, Pre-Refunded,
                 7.25%, 08/01/15 .............................................................         1,429,637
                Tahoe-Truckee Joint USD, FGIC Insured,
   5,000,000        Series A, 6.00%, 09/01/17 ................................................         5,166,350
   3,620,000        Series B, 5.95%, 09/01/20 ................................................         3,723,930
   2,000,000    Tehachapi Water and Sewer Revenue, Refunding, MBIA Insured, 6.75%, 11/01/20 ..         2,215,480
$  3,390,000    Thousand Oaks RDA, Tax Allocation, Refunding, Thousand Oaks Blvd.
                 Redevelopment, MBIA Insured, 5.375%, 12/01/25 ...............................      $  3,276,468
                Tracy CFD, Special Tax, Refunding, Senior Series A, FSA Insured,
   4,160,000        5.65%, 09/01/15 ..........................................................         4,177,596
   5,480,000        5.70%, 09/01/20 ..........................................................         5,489,973
                Tri-City Hospital District Revenue, MBIA Insured,
   2,350,000        6.00%, 02/01/22 ..........................................................         2,384,662
   5,000,000        Pre-Refunded, 7.90%, 02/01/18 ............................................         5,322,350
   2,925,000    Truckee-Donner Water System Improvement Project, MBIA Insured, Pre-Refunded,
                 6.75%, 11/15/21 .............................................................         3,276,701
   4,000,000    Tulare County COP, Capital Improvement Project, Refunding, Public Facilities
                 Corp., BIG Insured, Pre-Refunded, 8.10%, 11/01/07 ...........................         4,226,480
   1,500,000    Tulare Sewer Revenue, Refunding, AMBAC Insured, 5.70%, 11/15/18 ..............         1,509,194
   1,500,000    Turlock Auxiliary Organization Revenue, COP, California State University,
                 Stanislaus Foundation, MBIA Insured, 5.875%, 06/01/22 .......................         1,526,730
   7,125,000    Turlock Irrigation District Revenue, Refunding, Series A, MBIA Insured, 5.75%,
                 01/01/18 ....................................................................         7,188,127
   6,200,000    Union City CRDA, Tax Allocation Revenue, Community Redevelopment Project,
                 AMBAC Insured, 5.75%, 10/01/22 ..............................................         6,237,385
                University of California Revenue, Multiple Purpose Project, Series A, Pre-Refunded,
   3,750,000        AMBAC Insured, 6.75%, 09/01/23 ...........................................         4,069,387
   1,000,000        MBIA Insured, 6.90%, 09/01/15 ............................................         1,042,910
                Upland COP,
   3,985,000        Refunding, Police Building Project, AMBAC Insured, 6.60%, 08/01/16 .......         4,319,501
   2,385,000        Water System Improvement Project, FGIC Insured, 6.60%, 08/01/16 ..........         2,585,196
   1,355,000    Vacaville Public Financing Authority Revenue, Tax Allocation, Refunding, Vacaville
                 Redevelopment Project, MBIA Insured, 6.35%, 09/01/22 ........................         1,408,183
                Vallejo Revenue, Water Improvement Project,
  12,500,000        Refunding, Series A, FSA Insured, 5.875%, 05/01/26 .......................        12,773,624
   4,855,000        Series B, FGIC Insured, Pre-Refunded, 6.50%, 11/01/14 ....................         5,454,690
   2,200,000    Walnut Valley Water District COP, Badillo Grand Transmission Project, FGIC
                 Insured, 6.125%, 02/01/18....................................................         2,268,881
   1,800,000    Watsonville Solid Waste Revenue, MBIA Insured, 6.50%, 05/15/16 ...............         1,903,680
   5,640,000    Waugh School District, Special Tax, Corona/Ely CFD No. 1, AMBAC Insured,
                 5.80%, 09/01/26 .............................................................         5,679,592
                West Sacramento Financing Authority Revenue,
   4,185,000        MBIA Insured, 6.25%, 09/01/16 ............................................         4,446,270
   4,500,000        Water System Improvement Project, FGIC Insured, 5.50%, 08/01/15 ..........         4,443,120
   1,685,000        Water System Improvement Project, FGIC Insured, 5.50%, 08/01/24 ..........         1,659,067

$  3,340,000    West Sacramento RDA, Tax Allocation, West Sacramento Redevelopment Project,
                 MBIA Insured, 6.25%, 09/01/21 ...............................................      $  3,475,804
   2,340,000    Whittier Solid Waste Revenue, Refunding, Series A, AMBAC Insured, 5.375%,
                 08/01/14 ....................................................................         2,317,606
   2,000,000    Whittier Water Revenue, Series A, AMBAC Insured, 5.625%, 06/01/17 ............         2,008,500
   1,285,000    William S. Hart Joint School Authority, Special Tax Revenue, Refunding, CFD,
                 CGIC Insured, 6.60%, 09/01/18 ...............................................         1,396,307
     750,000    Windsor Joint Powers Financing Authority, Wastewater Revenue, Refunding,
                 Series A, AMBAC Insured, 6.125%, 12/15/12 ...................................           787,838
                                                                                                   -------------
                      Total Bonds (Cost $1,545,095,104) ......................................     1,629,086,355
                                                                                                   -------------
                Zero Coupon Bonds0.4%
  28,405,000    San Bernardino County SFMR, Series A, GNMA Secured, ETM, (original accretion
                 rate 7.90%), 05/01/22 (Cost $4,831,066 ).....................................         6,082,931
                                                                                                   -------------
                      Total Long Term Investments (Cost $1,549,926,170).......................     1,635,169,286
                                                                                                   -------------
                aShort Term Investments0.2%
   2,200,000    Irvine Ranch Water District, Consolidated District Nos. 105, 250 and 290, Daily
                 VRDN and Put, 5.00%, 08/01/16 ...............................................         2,200,000
     400,000    Tustin 1915 Act, Reassessment District No 95-2, Series A, Daily VRDN and Put,
                 5.00%, 09/02/13 .............................................................           400,000
                                                                                                   -------------
                      Total Short Term Investments (Cost $2,600,000)..........................         2,600,000
                                                                                                   -------------
                          Total Investments (Cost $1,552,526,170)98.6% .......................     1,637,769,286
                          Other Assets and Liabilities, Net1.4% ..............................        23,623,489
                                                                                                   -------------
                          Net Assets100.0% ...................................................    $1,661,392,775
                                                                                                   =============


                At December 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of
                 $1,552,646,493 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                 excess of value over tax cost ...............................................     $  86,699,474
                  Aggregate gross unrealized depreciation for all investments in which there was an
                 excess of tax cost over value ...............................................        (1,576,681)
                                                                                                   -------------
                  Net unrealized appreciation ................................................     $  85,122,793
                                                                                                   =============



PORTFOLIO ABBREVIATIONS:
1915 Act  - Improvement Bond Act of 1915
AD        - Assessment District
AMBAC     - American Municipal Bond Assurance Corp.
BART      - Bay Area Rapid Transit
BIG       - Bond Investors Guaranty Insurance Co.
CDA       - Community Development Agency
CFD       - Community Facilities District
CGIC      - Capital Guaranty Insurance Co.
COP       - Certificate of Participation
CRDA      - Community Redevelopment Agency
ETM       - Escrow to Maturity
FGIC      - Financial Guaranty Insurance Co.
FSA       - Financial Security Assistance
GNMA      - Government National Mortgage Association
GO        - General Obligation
HFA       - Housing Finance Authority/Agency
HMR       - Home Mortgage Revenue
ID        - Improvement District
IDR       - Industrial Development Revenue
MBIA      - Municipal Bond Investors Assurance Corp.
MUD       - Municipal Utility District
PCR       - Pollution Control Revenue
RDA       - Redevelopment Agency
SFMR      - Single Family Mortgage Revenue
USD       - Unified School District


aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).
bSee Note 1(h) regarding securities purchased on a when-issued basis.

The accompanying notes are an integral part of these financial statements.




FRANKLIN CALIFORNIA TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, December 31, 1996 (unaudited)


    Face                                                                                                Value
   Amount     Franklin California Intermediate-Term Tax-Free Income Fund                              (Note 1)
               Long Term Investments98.0%

              ABAG Finance Authority of Nonprofit Corps. COP,
$   480,000     5.50%, 06/01/03 ................................................................     $   492,456
    940,000     5.75%, 08/01/03 ................................................................         968,416
  1,255,000     Partner North County Health Project, 5.50%, 03/01/06 ...........................       1,271,102
              ABAG Finance Corp. COP, ABAG XXVI,
    100,000     Refunding, Series A, 5.90%, 06/01/02 ...........................................         103,254
    100,000     Series B, 6.40%, 10/01/03 ......................................................         105,574
              Alameda County COP,
    100,000     Capital Projects, Series 1992, 6.25%, 06/01/06 .................................         105,811
    395,000     Series 1994, 5.70%, 04/01/02 ...................................................         411,811
    420,000     Series 1994, 5.80%, 04/01/03 ...................................................         440,752
    440,000     Series 1994, 5.90%, 04/01/04 ...................................................         464,574
              Atascadero USD, COP, Measure B, Capital Project, Series B,
    220,000     5.20%, 08/01/03 ................................................................         220,112
    200,000     5.30%, 08/01/04 ................................................................         200,114
              Auburn COP, Refunding, Civic Center Project,
     65,000     5.10%, 09/01/99 ................................................................          65,187
     65,000     5.30%, 09/01/00 ................................................................          65,467
     70,000     5.45%, 09/01/01 ................................................................          70,911
     75,000     5.60%, 09/01/02 ................................................................          76,337
     80,000     5.70%, 09/01/03 ................................................................          81,633
    80,000      5.75%, 09/01/04 ................................................................          81,579
              Bakersfield Central District Revenue, Development Agency, Tax Allocation, Refunding,
               Downtown Bakersfield Redevelopment,
    295,000     6.00%, 04/01/01 ................................................................         302,266
    310,000     6.10%, 04/01/02 ................................................................         319,182
    330,000     6.20%, 04/01/03 ................................................................         341,316
    350,000     6.30%, 04/01/04 ................................................................         363,531
    100,000   Bakersfield Hospital Revenue, Bakersfield Memorial Hospital Project, Series A,
               5.70%, 01/01/00 .................................................................         102,113
              California Educational Facilities Authority Revenue, Refunding, Pooled College
               and University Financing, Series B,
  1,000,000     5.80%, 06/01/02 ................................................................       1,033,590
  1,105,000     5.90%, 06/01/03 ................................................................       1,147,819
    100,000   California Health Facilities Financing, San Diego Hospital Association, Series B,
               MBIA Insured, 5.60%, 08/01/03 ...................................................         105,552
              California State Public Works, Board Lease Revenue, Department of Corrections,
    250,000     Calpatria State Prison, Imperial County, Series A, 6.125%, 09/01/04 ............         265,930
  1,000,000     Coalinga State Prison, Series B, MBIA Insured, 5.50%, 12/01/08 .................       1,027,560
    750,000     Refunding, State Prisons, Series A, 5.00%, 12/01/01 ............................         762,668
  1,000,000   California Statewide CDA, COP, California Lutheran Homes, 5.375%, 11/15/06 .......       1,006,610
              California Statewide CDA Revenue COP,
$   200,000     Refunding, Health Facilities, Barton Memorial Hospital, Series B, 5.70%, 12/01/00   $    203,628
    450,000     Refunding, Health Facilities, Barton Memorial Hospital, Series B, 6.40%, 12/01/05        463,329
    865,000     St. Joseph Health System Group, 6.00%, 07/01/06 ................................         933,768
    585,000   California Statewide Communities Development Corp. COP, Pacific Homes, Series A,
               5.50%, 04/01/04 .................................................................         598,250
    350,000   Campbell COP, Refunding, Civic Center Project, 5.60%, 10/01/03 ...................         359,839
    200,000   Carson RDA Project, Area No. 1, Refunding, 6.10%, 10/01/02 .......................         208,808
    100,000   Clovis COP, Water System Improvement Project, AMBAC Insured, 5.90%, 03/01/03 .....         107,112
              Coalinga Public Financing Authority Revenue,
    455,000     Series A, MBIA Insured, 5.10%, 08/01/04 ........................................         464,719
  1,405,000     Series B, 6.00%, 09/15/03 ......................................................       1,425,696
              Colton GO, Joint USD, CFD, Special Tax, Southridge Village, Phase III, Refunding,
               FSA Insured,
    425,000     5.65%, 09/01/09 ................................................................         431,107
    450,000     5.75%, 09/01/10 ................................................................         456,773
              Commerce Joint Powers Financing Authority, Water Facilities, Lease Revenue,
               Refunding, Series A,
    340,000     5.50%, 10/01/02 ................................................................         345,814
    360,000     5.625%, 10/01/03 ...............................................................         366,318
    470,000     5.75%, 10/01/04 ................................................................         475,212
              Compton Sewer Revenue,
    120,000     5.40%, 07/01/98 ................................................................         121,328
    125,000     5.60%, 07/01/99 ................................................................         127,374
    130,000     5.70%, 07/01/00 ................................................................         133,377
    140,000     5.80%, 07/01/01 ................................................................         144,393
    150,000     5.90%, 07/01/02 ................................................................         155,606
    155,000     6.00%, 07/01/03 ................................................................         161,578
    165,000     6.10%, 07/01/04 ................................................................         172,653
    175,000     6.20%, 07/01/05 ................................................................         183,943
    185,000     6.30%, 07/01/06 ................................................................         194,415
              Concord RDA, Tax Allocation, Central Concord Redevelopment Project, Refunding,
               Sub-Series A,
    625,000     5.50%, 07/01/02 ................................................................         627,044
    655,000     5.625%, 07/01/03 ...............................................................         658,341
    500,000   Contra Costa County MFHR, Byron Park Project, Series C, 6.00%, 07/20/03 ..........         516,885
              Danville Financing Authority Revenue, Sycamore Valley, Reassessment District No. 93-2,
    305,000     5.40%, 09/02/01 ................................................................         307,092
    480,000     5.60%, 09/02/02 ................................................................         486,216
    230,000     5.70%, 09/02/03 ................................................................         233,411
    940,000     5.80%, 09/02/04 ................................................................         955,585
$   100,000   Desert Hospital District Revenue COP, Desert Hospital Corp., CGIC Insured, 6.25%,
               07/01/03 ........................................................................      $  108,520
  2,000,000   Dublin COP, Refunding, Civic Center Project, AMBAC Insured, 5.625%, 02/01/10 .....       2,006,280
    920,000   Encinitas Union School District COP, Measure B, Capital Projects, 5.20%, 09/01/03          931,279
              Fontana COP, Refunding, Police Facilities Project, Series 1993,
    330,000     5.00%, 04/01/01 ................................................................         326,753
    350,000     5.00%, 04/01/02 ................................................................         344,281
    365,000     5.10%, 04/01/03 ................................................................         358,102
  1,150,000   Foster City Public Financing Authority Revenue, Community Development Project,
               Series A, 5.60%, 09/01/03 .......................................................       1,183,971
  1,000,000   Fresno Joint Powers Financing Authority, Local Agency Revenue, Refunding, Series A,
               6.20%, 09/02/03 .................................................................       1,012,930
    300,000   Garden Grove COP, Bahia Village/Emerald Isle Project, FSA Insured, 5.20%, 08/01/03         309,921
              Garden Grove GO, CDA, Tax Allocation, Refunding, Garden Grove Community Project,
  1,000,000     5.00%, 10/01/99 ................................................................       1,003,980
  1,425,000     5.40%, 10/01/04 ................................................................       1,434,719
              Glendale Parking Facilities, Joint Powers Authority Revenue, Series A,
    215,000     5.10%, 03/01/01 ................................................................         212,611
    255,000     5.20%, 03/01/02 ................................................................         251,588
    125,000     5.30%, 03/01/03 ................................................................         123,060
    750,000   Goleta Water District Revenue COP, Refunding, Goleta Reclamation Project, FGIC
               Insured, 5.50%, 12/01/08 ........................................................         770,670
  3,935,000   Hesperia Public Financing Authority Revenue, Series A, 5.80%, 10/01/03 ...........       4,013,621
              Hollister RDA, Tax Allocation, Hollister Community Development Project, Series 1994,
    525,000     5.35%, 10/01/03 ................................................................         515,078
    550,000     5.45%, 10/01/04 ................................................................         538,417
    585,000     5.55%, 10/01/05 ................................................................         571,504
              Imperial COP, Refunding,
    865,000     Wastewater System Program, Series B, 5.40%, 10/15/06 ...........................         874,083
  1,250,000     Water System Program, Series A, 5.40%, 10/15/06 ................................       1,263,125
              Imperial County Local Transportation Authority, Sales Tax Revenue, Series 1993,
    490,000     5.50%, 05/01/04 ................................................................         486,467
    515,000     5.50%, 05/01/05 ................................................................         507,533
  1,000,000   Inland Empire Solid Waste Financing Authority Revenue, Landfill Improvement
               Financing Project, Series B, FSA Insured, 6.25%, 08/01/11 .......................       1,058,240
  1,500,000   Lake Elsinore Public Financing Authority, Tax Allocation Revenue, Lake Elsinore
               Redevelopment Project, Series A, CGIC Insured, 5.40%, 09/01/08 ..................       1,509,150
              La Palma Community Development Commission, Tax Allocation, Refunding, La Palma
               Community Development Project No. 1,
    125,000     5.20%, 06/01/00 ................................................................         125,456
    130,000     5.40%, 06/01/01 ................................................................         131,105
              La Palma Community Development Commission, Tax Allocation, Refunding, La Palma
               Community Development Project No. 1, (cont.)
$   135,000     5.50%, 06/01/02 ................................................................      $  136,372
    145,000     5.60%, 06/01/03 ................................................................         146,699
    150,000     5.70%, 06/01/04 ................................................................         151,977
    160,000     5.80%, 06/01/05 ................................................................         162,325
    560,000   La Quinta RDA, Tax Allocation, Housing Redevelopment Project, Areas No. 1 and 2,
               MBIA Insured, 5.40%, 09/01/07 ...................................................         577,819
              Lancaster RDA, Tax Allocation, Refunding,
     35,000     Central Business District Redevelopment, 5.00%, 08/01/98 .......................          35,067
     35,000     Central Business District Redevelopment, 5.125%, 08/01/99 ......................          35,003
     35,000     Central Business District Redevelopment, 5.25%, 08/01/00 .......................          34,976
     40,000     Central Business District Redevelopment, 5.375%, 08/01/01 ......................          39,926
     40,000     Central Business District Redevelopment, 5.50%, 08/01/02 .......................          39,866
     45,000     Central Business District Redevelopment, 5.60%, 08/01/03 .......................          44,827
     45,000     Central Business District Redevelopment, 5.70%, 08/01/04 .......................          44,807
     50,000     Central Business District Redevelopment, 5.70%, 08/01/05 .......................          49,431
     50,000     Fox Field Redevelopment Project Area, 5.00%, 08/01/98 ..........................          50,095
     55,000     Fox Field Redevelopment Project Area, 5.125%, 08/01/99 .........................          55,004
     55,000     Fox Field Redevelopment Project Area, 5.25%, 08/01/00 ..........................          54,962
     60,000     Fox Field Redevelopment Project Area, 5.375%, 08/01/01 .........................          59,889
     65,000     Fox Field Redevelopment Project Area, 5.50%, 08/01/02 ..........................          64,782
     65,000     Fox Field Redevelopment Project Area, 5.60%, 08/01/03 ..........................          64,750
     70,000     Fox Field Redevelopment Project Area, 5.70%, 08/01/04 ..........................          69,699
     75,000     Fox Field Redevelopment Project Area, 5.70%, 08/01/05 ..........................          74,147
    990,000   Lemon Grove MFHR, Refunding, Hillside Terrace Apartments, 5.375%, 01/01/19 .......       1,009,117
              Los Angeles County COP, Insured Health Clinic, Series E,
     40,000     4.60%, 12/01/99 ................................................................          39,869
     45,000     4.75%, 12/01/00 ................................................................          44,887
     45,000     4.85%, 12/01/01 ................................................................          44,862
     45,000     4.95%, 12/01/02 ................................................................          44,838
              Los Angeles County Transport Commission COP, Series B,
    100,000     5.90%, 07/01/00 ................................................................         103,979
    200,000     6.00%, 07/01/01 ................................................................         209,992
  2,000,000   Los Angeles County Wastewater Systems Revenue, Refunding, Series D, FGIC Insured,
               5.375%, 11/01/06 ................................................................       2,051,360
    100,000   Los Angeles Judgement Obligation Bonds, Series A, 5.00%, 08/01/01 ................         102,622
              Los Angeles MFHR, Refunding, Series G, FSA Insured,
    185,000     4.90%, 01/01/02 ................................................................         185,485
    235,000     4.90%, 07/01/02 ................................................................         235,670
    205,000     5.00%, 01/01/03 ................................................................         205,627
              Los Angeles MFHR, Refunding, Series G, FSA Insured, (cont.)
$   245,000     5.00%, 07/01/03 ................................................................      $  245,804
    220,000     5.10%, 01/01/04 ................................................................         220,766
    260,000     5.10%, 07/01/04 ................................................................         260,959
    600,000   Los Angeles Municipal Improvement Corp., Lease Revenue, Refunding, Central Library
               Project, Series B, 4.875%, 06/01/01 .............................................         598,440
  1,000,000   Los Angeles USD, COP, Refunding, Multiple Property Project, FSA Insured, 5.00%,
               11/01/04 ........................................................................       1,000,460
    565,000   Lynwood Public Financing Authority Revenue, Water Systems Improvement Project,
               6.15%, 06/01/08 .................................................................         576,707
    515,000   Madera COP, Refunding, Madera Community Hospital, 5.10%, 03/01/03 ................         514,423
              Madera RDA, Tax Revenue, Refunding, Madera Redevelopment Project, CGIC Insured,
    175,000     5.15%, 09/01/02 ................................................................         180,082
    185,000     5.25%, 09/01/03 ................................................................         191,170
    195,000     5.35%, 09/01/04 ................................................................         202,293
    540,000   Merced Irrigation District COP, Water Facilities Project, 6.125%, 11/01/03 .......         572,135
    715,000   Merced Public Financing Authority, Local Agency Revenue, Tax Allocation, Series A,
               5.00%, 12/01/04 .................................................................         697,204
              Mid-Peninsula Regional Open Space District COP, Special District Association
               Finance Corp., Series 1993,
    510,000     5.10%, 09/01/02 ................................................................         514,447
    530,000     5.20%, 09/01/03 ................................................................         535,300
    700,000   Modesto Irrigation District, Financing Authority Revenue, Domestic Water Project,
               Series C, AMBAC Insured, 5.50%, 09/01/08 ........................................         722,162
    100,000   Mojave GO, Water Agency, Improvement, District M, Morongo Basin, ETM, 6.20%,
               09/01/01 ........................................................................         107,709
    100,000   Morgan Hill RDA, Tax Allocation, Refunding, 5.70%, 03/01/01 ......................         101,599
              Mountain View Shoreline Regional Park, Community Tax Allocation, Series A,
    335,000     5.00%, 08/01/02 ................................................................         332,578
    785,000     5.10%, 08/01/03 ................................................................         778,492
    540,000     5.20%, 08/01/04 ................................................................         534,989
    100,000   Mt. Diablo Hospital District Revenue, Series A, AMBAC Insured, 5.10%, 12/01/03 ...         102,567
    500,000   New Haven USD, COP, Refunding, 5.30%, 07/01/01 ...................................         513,015
    300,000   Newark USD, COP, Crossover Refunding, 5.75%, 09/01/02 ............................         304,860
    500,000   North City West School Facilities Financing Authority, Special Tax, Refunding, Series B,
               CGIC Insured, 5.625%, 09/01/08 ..................................................         515,710
  1,745,000   Oakland USD, Alameda County COP, Refunding, 5.00%, 09/15/99 ......................       1,742,697
  1,000,000   Ontario Redevelopment Financing Authority, Local Agency Revenue, Community
               Facility, AD No.1, Senior Lien, Series A, CGIC Insured, 5.60%, 09/02/03..........       1,056,120
  1,500,000   Orange County COP, Recovery, Refunding, Series A, MBIA Insured, 6.00%, 07/01/08 ..       1,621,665
$   800,000   Orange County Development Agency, Tax Allocation, Refunding, Santa Ana Heights
               Project Area, 5.90%, 09/01/04 ...................................................      $  802,360
              Orange County Local Transportation Authority, Sales Tax Revenues,
    500,000     First Senior Measure M, 6.00%, 02/15/06 ........................................         539,610
  1,000,000     Second Senior Measure M, 4.70%, 02/15/05 .......................................         986,040
    500,000   Orange County MFHR, Villa Santiago Rehabilitation Project, FNMA Secured, 5.60%,
               10/01/27 ........................................................................         504,005
    855,000   Palm Desert Financing Authority, Lease Revenue, Blythe County Administrative
               Project, 6.375%, 08/01/11 .......................................................         861,558
  1,715,000   Paramount RDA, Tax Allocation, Refunding, Redevelopment Project, Area No. 1,
               6.05%, 08/01/05 .................................................................       1,807,421
              Paso Robles Union School District COP,
  1,635,000     5.75%, 08/01/03 ................................................................       1,702,869
    300,000     Measure D, Capital Projects, Phase III, 5.75%, 08/01/02 ........................         310,071
              Pismo Beach Public Financing Authority Revenue, Series 1993,
     45,000     6.25%, 09/15/01 ................................................................          45,499
     50,000     6.40%, 09/15/02 ................................................................          50,582
     50,000     6.50%, 09/15/03 ................................................................          50,581
     55,000     6.55%, 09/15/04 ................................................................          55,607
  1,335,000   Pleasant Hill RDA, RMR, Refunding, 5.40%, 02/01/05 ...............................       1,365,598
              Rialto RDA, Tax Allocation, Industrial Redevelopment, Refunding, Sub-Areas A & B,
               Series A,
    270,000     5.40%, 09/01/02 ................................................................         271,806
    280,000     5.50%, 09/01/03 ................................................................         282,148
              Riverside County Asset Leasing Corp., Leasehold Revenue, Riverside County
               Hospital Project, Series A,
    200,000     5.90%, 06/01/02 ................................................................         208,130
    200,000     6.00%, 06/01/04 ................................................................         209,340
  1,000,000   Riverside County Housing Authority, MFHR, Brandon Place Apartments, Series B,
               FNMA Secured, 5.625%, 07/01/29 ..................................................         996,000
  1,000,000   Sacramento MUD, Electric Revenue, Series E, 5.25%, 05/15/03 ......................       1,017,760
              San Bernardino City USD, COP, Refunding, Series 1994,
  1,030,000     4.625%, 05/01/02 ...............................................................         998,987
  1,185,000     4.75%, 05/01/03 ................................................................       1,148,443
  2,000,000   San Bernardino County COP, Refunding, Medical Center Financing Project, 6.00%,
               08/01/09 ........................................................................       2,067,740
    150,000   San Bernardino County Mortgage Revenue, Refunding, Don Miguel Apartments
               Project, MBIA Insured, 6.00%, 09/01/03 ..........................................         155,810
              San Clemente 1915 Act, Refunding, AD No. 85-1,
$   415,000     5.00%, 09/02/02 ................................................................     $   414,768
    435,000     5.10%, 09/02/03 ................................................................         434,726
    460,000     5.20%, 09/02/04 ................................................................         459,678
              San Diego County COP, Children's Center Project,
    100,000     5.50%, 04/01/99 ................................................................         100,762
    100,000     6.00%, 10/01/02 ................................................................         100,995
    395,000   San Diego Mortgage Revenue, Refunding, Mariners Cove, Series B-1, 5.125%, 09/01/03         394,202
    100,000   San Diego Port Facilities Revenue, Refunding, National Steel & Shipbuilding Co.,
               6.60%, 12/01/02 .................................................................         104,196
              San Francisco City and County RDA, Mortgage Revenue,
    300,000     Hotel Tax Revenue, CGIC Insured, 5.80%, 07/01/01 ...............................         316,803
    245,000     Hotel Tax Revenue, CGIC Insured, 5.90%, 07/01/02 ...............................         261,386
     30,000     Refunding, Series A, MBIA Insured, 6.125%, 07/01/02 ............................          30,005
    750,000   San Gorgonio Memorial Health Care District, Health Facility Revenue, Insured,
               6.375%, 06/01/08 ................................................................         788,483
    400,000   San Joaquin County COP, General Hospital Project, 5.90%, 09/01/03 ................         416,912
    300,000   San Jose Financing Authority Revenue, Refunding, Convention Center Project,
               Series C, 5.75%, 09/01/03 .......................................................         312,750
    600,000   San Juan USD, COP, Gold River Elementary School Project, 5.65%, 04/01/03 .........         601,044
              San Ramon COP, Capital Improvements Project,
     85,000     5.20%, 03/01/01 ................................................................          86,645
     90,000     5.30%, 03/01/02 ................................................................          92,109
     95,000     5.40%, 03/01/03 ................................................................          97,592
    100,000     5.50%, 03/01/04 ................................................................         103,089
    105,000     5.60%, 03/01/05 ................................................................         108,599
    985,000   Santa Barbara RDA, Tax Allocation, Central City Redevelopment Project, 6.00%,
               03/01/03 ........................................................................       1,011,359
    100,000   Santa Monica Parking Authority, Lease Revenue, Refunding, 6.00%, 07/01/03 ........         105,424
              Sebastopol COP, Refunding, Series 1994,
    200,000     5.50%, 06/01/03 ................................................................         202,352
    215,000     5.60%, 06/01/04 ................................................................         217,844
    240,000     5.70%, 06/01/05 ................................................................         243,502
              Selma Public Financing Authority Revenue, Series A, MBIA Insured,
    100,000     5.25%, 09/15/02 ................................................................         102,483
    115,000     5.50%, 09/15/04 ................................................................         118,036
    120,000     5.60%, 09/15/05 ................................................................         123,162
    125,000     5.65%, 09/15/06 ................................................................         128,078
    135,000     5.70%, 09/15/07 ................................................................         138,093
    140,000     5.70%, 09/15/08 ................................................................         142,734
                Selma Public Financing Authority Revenue, Series A, MBIA Insured, (cont.)
$   150,000     5.75%, 09/15/09 ................................................................      $  152,675
    155,000     5.75%, 09/15/10 ................................................................         157,244
  1,500,000   bShafter Joint Powers Financing Authority, Lease Revenue, Community Correctional
               Facility Project, Series A, 5.50%, 01/01/06 .....................................       1,506,315
    100,000   Shasta Joint Powers Financing Authority, Lease Revenue, Courthouse Improvement
               Project, Series A, 5.80%, 06/01/00 ..............................................         102,847
     50,000   Solano Beach COP, City Hall Project, 5.80%, 10/01/02 .............................          52,222
     20,000   Solano Beach COP, Justice Facility and Public Building Project, Refunding, 5.10%,
               10/01/99 ........................................................................          20,237
              South Gate Public Financing Authority Water Revenue, Refunding, Series A,
               FGIC Insured,
    995,000     5.35%, 10/01/07 ................................................................       1,022,741
  1,040,000     5.45%, 10/01/08 ................................................................       1,070,826
              South San Francisco Capital Improvements Financing Authority Revenue, Refunding,
               South San Francisco Conference Center,
    195,000     5.70%, 09/01/02 ................................................................         199,037
    205,000     5.80%, 09/01/03 ................................................................         209,859
    215,000     5.90%, 09/01/04 ................................................................         220,700
    100,000   Southern California Rapid Transit District Revenue, Special Benefit, AD No. A2,
               5.80%, 09/01/01 .................................................................         103,949
              Sunline Transport Agency COP, Transport Finance Corp., Series B,
    450,000     5.50%, 07/01/03 ................................................................         463,581
    445,000     5.75%, 07/01/06 ................................................................         460,072
    100,000   Susanville Public Financing Authority Revenue, Series A, AMBAC Insured, 5.90%,
               09/01/02 ........................................................................         106,151
              Tahoe City PUD, COP, Capital Facilities Project, Series B,
    290,000     6.05%, 06/01/01 ................................................................         299,112
    835,000     6.15%, 06/01/02 ................................................................         866,329
    545,000     6.30%, 06/01/04 ................................................................         569,836
              Tehachapi Cummings County Water District Revenue COP, Capital Improvement
               Project, MBIA Insured,
    280,000     5.50%, 08/01/04 ................................................................         293,936
    300,000     5.60%, 08/01/05 ................................................................         314,873
    320,000     5.75%, 08/01/06 ................................................................         336,810
    600,000   Temecula RDA Revenue, Tax Allocation, Temecula Redevelopment Project No. 1,
               Series A, 5.40%, 02/01/04 .......................................................         601,817
    370,000   Temecula Valley USD, Series E, CGIC Insured, 5.65%, 09/01/07 .....................         387,779
              Templeton USD, COP, Measure C, Capital Projects, Series A, Phase III,
    375,000     5.00%, 03/01/03 ................................................................         374,778
    580,000     5.00%, 03/01/05 ................................................................         571,950
$   100,000   Torrance USD, COP, Series A, 5.85%, 10/01/99 .....................................      $  101,297
    200,000   Travis USD, COP, Foxboro Elementary School Construction Project, 6.30%, 09/01/02 .         212,445
              Trinity County PUD, COP, Refunding, Electric District Facilities, Series 1993,
    340,000     5.80%, 04/01/01 ................................................................         345,697
    360,000     5.90%, 04/01/02 ................................................................         367,257
    380,000     6.00%, 04/01/03 ................................................................         388,868
    100,000   Tuolumne County COP, Multiple Facilities Project, 5.80%, 06/01/98 ................         100,902
              Ventura USD, COP, Series A,
    305,000     5.90%, 04/01/04 ................................................................         313,926
    320,000     6.00%, 04/01/05 ................................................................         329,337
    340,000     6.10%, 04/01/06 ................................................................         350,791
    365,000     6.20%, 04/01/07 ................................................................         375,581
    385,000     6.30%, 04/01/08 ................................................................         396,122
    410,000     6.40%, 04/01/09 ................................................................         421,807
              Watsonville RDA, Tax Allocation, Watsonville Redevelopment Project, Series 1993,
    510,000     6.00%, 08/01/02 ................................................................         510,167
    540,000     6.10%, 08/01/03 ................................................................         540,177
                                                                                                   -------------
                    Total Long Term Investments (Cost $103,937,509) ............................     106,426,195
                                                                                                   -------------
              aShort Term Investments1.6%
              Irvine Ranch Water District, Daily VRDN and Put,
    400,000     DATES, Consolidated Bonds, Series C, 5.00%, 10/01/10 ...........................         400,000
    400,000     District Nos. 105, 250, and 290, 5.00%, 01/01/21 ...............................         400,000
    900,000   Orange County COP, Various Sanitation Districts Nos. 1-3, 5-7, 11, 13 and 14, Capital
               Improvement Program 1990-92, Series A, Daily VRDN and Put, 5.00%, 08/01/15 ......         900,000
                                                                                                   -------------
                    Total Short Term Investments (Cost $1,700,000) .............................       1,700,000
                                                                                                   -------------
                        Total Investments (Cost $105,637,509)99.6% .............................     108,126,195
                        Other Assets and Liabilities, Net0.4% ..................................         425,105
                                                                                                   -------------
                        Net Assets100.0% .......................................................    $108,551,300
                                                                                                   =============


              At December 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $105,637,509 was as follows:
                Aggregate gross unrealized appreciation for all investments in which there was an
               excess of value over tax cost ...................................................     $ 2,588,139
                Aggregate gross unrealized depreciation for all investments in which there was an
               excess of tax cost over value ...................................................         (99,453)
                                                                                                   -------------
                Net unrealized appreciation.....................................................     $ 2,488,686
                                                                                                   =============



PORTFOLIO ABBREVIATIONS:
1915 Act   - Improvement Bond Act of 1915
ABAG       - The Association of Bay Area Governments
AD         - Assessment District
AMBAC      - American Municipal Bond Assurance Corp.
CDA        - Community Development Authority/Agency
CFD        - Community Facilities District
CGIC       - Capital Guaranty Insurance Co.
COP        - Certificate of Participation
DATES      - Demand Adjustable Tax-Exempt Securities
ETM        - Escrow to Maturity
FGIC       - Financial Guaranty Insurance Co.
FNMA       - Federal National Mortgage Association
FSA        - Financial Security Assistance
GO         - General Obligation
MBIA       - Municipal Bond Investors Assurance Corp.
MFHR       - Multi-Family Housing Revenue
MUD        - Municipal Utility District
PUD        - Public Utility District
RDA        - Redevelopment Agency
RMR        - Residential Mortgage Revenue
USD        - Unified School District

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).
bSee Note 1(h) regarding securities purchased on a when-issued basis.

The accompanying notes are an integral part of these financial statements.



FRANKLIN CALIFORNIA TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, December 31, 1996 (unaudited)



    Face                                                                                                Value
   Amount       Franklin California Tax-Exempt Money Fund                                             (Note 1)
                 Investments 99.9%

  $  428,000    aABAG Revenue, Pooled Projects, Series 1987, Weekly VRDN and Put, 4.1569%,
                04/01/97 .......................................................................      $  428,000
   1,000,000    aAlameda County MFMR, Refunding, Series A, Weekly VRDN and Put, 4.05%, 05/15/15        1,000,000
   1,355,000     Alameda County Transportation Authority, Sales Tax Revenue, FGIC Insured,
                4.75%, 05/01/97 ................................................................       1,359,103
   3,000,000    aAnaheim COP, 1993 Partnership Project, Refunding, AMBAC Insured, Weekly VRDN
                and Put, 3.90%, 08/01/19 .......................................................       3,000,000
   5,300,000    aAnaheim COP, Police Facilities Refinancing Project, Refunding, AMBAC Insured,
                Weekly VRDN and Put, 3.90%, 08/01/08 ...........................................       5,300,000
   2,700,000    aBig Bear Lake Industrial Revenue, Southwest Gas Corp. Project, Series A, Weekly
                VRDN and Put, 4.00%, 12/01/28 ..................................................       2,700,000
   1,400,000    aBurbank RDA, MFR, Issue A, Weekly VRDN and Put, 3.00%, 11/01/10 ...............       1,400,000
   2,720,000    aButte County Housing Authority MFR, Pine Tree Apartments Project, Weekly VRDN
                and Put, 4.10%, 12/01/10 .......................................................       2,720,000
                aCalifornia Health Facilities Financing Authority Revenue,
   3,600,000         Catholic Health Care, Series B, MBIA Insured, Weekly VRDN and Put, 4.00%,
                    07/01/16 ...................................................................       3,600,000
   4,650,000         Catholic Health Care, Series C, MBIA Insured, Weekly VRDN and Put, 4.00%,
                    07/01/20 ...................................................................       4,650,000
   1,500,000         Catholic Health Care, Series D, MBIA Insured, Weekly VRDN and Put, 4.00%,
                    07/01/21 ...................................................................       1,500,000
   2,500,000         Children's Hospital, MBIA Insured, Weekly VRDN and Put, 4.00%, 11/01/21 ...       2,500,000
   2,800,000         Pool Program, Weekly VRDN and Put, 4.00%, 09/01/20 ........................       2,800,000
   9,200,000         Refunding, Catholic West Facility, Series B, MBIA Insured, Weekly VRDN and Put,
                      4.00%, 07/01/05 ..........................................................       9,200,000
   2,100,000         Refunding, Catholic West Facility, Series D, MBIA Insured, Weekly VRDN
                    and Put, 4.00%, 07/01/18 ...................................................       2,100,000
   1,950,000         Refunding, St. Joseph Health System, Series B, Daily VRDN and Put, 5.10%,
                    07/01/13 ...................................................................       1,950,000
   8,800,000         Refunding, Sutter Health, Series C, FSA Insured, Daily VRDN and Put, 5.10%,
                    07/01/22 ...................................................................       8,800,000
   1,955,000         Santa Barbara Cottage Hospital, Series B, Weekly VRDN and Put, 3.75%,
                    09/01/05 ...................................................................       1,955,000
   1,300,000         St. Francis Medical Center, Series F, MBIA Insured, Weekly VRDN and Put,
                    3.90%, 07/01/10 ............................................................       1,300,000
   5,000,000         St. Francis Memorial Hospital, ACES, Series B, Daily VRDN and Put, 4.05%,
                    11/01/19 ...................................................................       5,000,000
   6,800,000         St. Joseph Health System, Series A, Daily VRDN and Put, 5.00%, 07/01/13 ...       6,800,000
   4,200,000         Sutter Health, Series A, Daily VRDN and Put, 5.00%, 03/01/20 ..............       4,200,000

                aCalifornia PCFA, PCR,
$  4,700,000         Occidental Geo/Santa Fe Geothermal, Monthly VRDN and Weekly Put, 3.50%,
                    09/01/13 ...................................................................     $ 4,700,000
   1,900,000         Refunding, Shell Oil Co. Project, Series A, Daily VRDN and Put, 5.00%, 10/01/06   1,900,000
     900,000         Refunding, Shell Oil Co. Project, Series A, Daily VRDN and Put, 5.00%, 10/01/07     900,000
   1,300,000         Refunding, Shell Oil Co. Project, Series A, Daily VRDN and Put, 5.00%, 10/01/08   1,300,000
   4,500,000         Refunding, Shell Oil Co. Project, Series A, Daily VRDN and Put, 5.00%, 10/01/09   4,500,000
   2,500,000         Refunding, Shell Oil Co. Project, Series A, Daily VRDN and Put, 5.00%, 10/01/10   2,500,000
   7,000,000         Refunding, Shell Oil Co. Project, Series B, Daily VRDN and Put, 5.00%, 10/01/11   7,000,000
   4,000,000         Refunding, Shell Oil Co. Project, Series C, Daily VRDN and Put, 5.00%, 11/01/00   4,000,000
   1,000,000         Reynolds Metals Co. Project, Weekly VRDN and Put, 4.25%, 12/01/15 .........       1,000,000
  10,100,000         Southern California Edison Co., Series A, Daily VRDN and Put, 4.70%, 02/28/08     10,100,000
   1,700,000         Southern California Edison Co., Series B, Daily VRDN and Put, 4.70%, 02/28/08     1,700,000
   4,100,000         Southern California Edison Co., Series C, Daily VRDN and Put, 4.70%, 02/28/08     4,100,000
     400,000         Southern California Edison Co., Series D, Daily VRDN and Put, 4.70%, 02/28/08       400,000
                aCalifornia PCFA, Resource Recovery Revenue, Daily VRDN and Put,
   9,500,000        Atlantic Richfield Co. Project, Series A, 4.85%, 12/01/24 ..................       9,500,000
     200,000        OMS Equity, Stanislaus Project, 5.05%, 12/01/17 ............................         200,000
                aCalifornia PCFA, Solid Waste Disposal Revenue, Series A, Weekly VRDN and Put,
   1,200,000        Colmac Energy Project, 4.00%, 12/01/16 .....................................       1,200,000
   2,000,000        Shell Oil Co., Martinez Project, 4.80%, 10/01/24 ...........................       2,000,000
  19,500,000    aCalifornia Public Capital Improvements Financing Authority Revenue, Pooled Project,
                Series C, Quarterly VRDN and Put, 3.80%, 06/01/28 ..............................      19,500,000
   5,000,000     California School Cash Reserve Program Authority, Pooled Project, Series A,
                4.75%, 07/02/97 ................................................................       5,021,600
   2,900,000    aCalifornia State Economic Development Financing Authority Revenue, Refunding,
                KQED, Inc. Project, Weekly VRDN and Put, 4.00%, 04/01/20 .......................       2,900,000
                California State RAN,
  28,250,000        Series A, 4.50%, 06/30/97 ..................................................      28,323,009
   2,200,000        aSeries C-1, Weekly VRDN and Put, 4.00%, 06/30/97 ..........................       2,200,000
                aCalifornia Statewide Communities Development Authority Revenue, COP, Refunding,
  12,005,000        Apartment Development Revenue, Subseries A-6, Weekly VRDN and Put,
                    3.90%, 05/15/25 ............................................................      12,005,000
   2,366,000        House Ear Institution, Daily VRDN and Put, 4.80%, 12/01/18 .................       2,366,000
   3,500,000        St. Joseph Health Systems, Weekly VRDN and Put, 4.00%, 07/01/08 ............       3,500,000
                aCalifornia Statewide Communities Development Corp. Revenue, Series C, Weekly
                VRDN and Put,
   2,550,000        American Kleaner, 4.00%, 12/01/19 ..........................................       2,550,000
   1,700,000        Karcher Property Project, 4.00%, 12/01/19 ..................................       1,700,000
     800,000    aCarlsbad MFHR, Refunding, La Costa Apartments Project, Series A, Weekly VRDN
                and Put, 3.95%, 06/01/11 .......................................................         800,000
$  2,445,000    aChico MFMR, Webb Homes Project, Monthly VRDN and Weekly Put, 3.50%, 01/01/10 ..     $ 2,445,000
                aConcord MFMR, Weekly VRDN and Put,
   8,400,000        Arcadian Facility, Series A, 4.05%, 07/15/18 ...............................       8,400,000
     500,000        Bel Air Apartments, Issue A, 4.15%, 12/01/16 ...............................         500,000
   4,270,000    aContra Costa County Housing Authority, MFMR, Lakeshore Facility, Series A,
                FNMA Secured, Weekly VRDN and Put, 4.05%, 11/15/12 .............................       4,270,000
                aDuarte RDA, COP, Weekly VRDN and Put,
   1,000,000        Johnson Duarte Project, Series B, 3.95%, 12/01/14 ..........................       1,000,000
     400,000        Piken Duarte Partnership, Series A, 3.95%, 12/01/14 ........................         400,000
                 East Bay MUD, TECP,
   1,200,000         3.55%, 01/15/97 ...........................................................       1,200,000
   8,000,000         3.60%, 01/16/97 ...........................................................       8,000,000
     800,000         3.40%, 03/11/97 ...........................................................         800,000
     700,000    aEscondido MFHR, Morning View Terrace, Series A, Weekly VRDN and Put, 4.00%,
                02/15/07 .......................................................................         700,000
                aFoothill/Eastern Transportation Corridor Agency, Califorinia Toll Road Revenue,
                Weekly VRDN and Put,
  15,400,000        Series B, 4.00%, 01/02/35 ..................................................      15,400,000
   5,000,000        Series C, 3.90%, 01/02/35 ..................................................       5,000,000
  10,000,000        Series E, 3.95%, 01/02/35 ..................................................      10,000,000
   1,000,000    aFresno MFHR, Refunding, Heron Pointe Apartments, Series A, Weekly VRDN and
                Put, 4.15%, 06/01/07 ...........................................................       1,000,000
   1,180,000    aIndependent Cities Lease Finance Authority Revenue, Pooled Projects, Weekly
                VRDN and Put, 4.00%, 06/01/98 ..................................................       1,180,000
                aIrvine 1915 Act, Daily VRDN and Put,
   1,000,000        AD 89-10, 5.00%, 09/02/15 ..................................................       1,000,000
   3,288,000         AD 95-12, Series A, 5.00%, 09/02/21 .......................................       3,288,000
                aIrvine Ranch Water District, Daily VRDN and Put,
   1,000,000         Consolidated District Nos. 105, 140, 240, and 250, 5.00%, 01/01/21 ........       1,000,000
   6,300,000         Consolidated District Nos. 105, 140, 240, and 250, 5.00%, 04/01/33 ........       6,300,000
   1,600,000         Consolidated District Nos. 105, 250 and 290, 5.00%, 08/01/16 ..............       1,600,000
   3,300,000         Consolidated Improvement Districts, 4.85%, 06/01/15 .......................       3,300,000
   6,650,000         COP, Capital Improvement Project, 5.00%, 08/01/16 .........................       6,650,000
     300,000         ID No. 282, Series A, 4.85%, 11/15/13 .....................................         300,000
   1,600,000         ID No. 284, Series A, 4.85%, 11/15/13 .....................................       1,600,000
   1,700,000         Refunding, Consolidated Bonds, Series A, 4.85%, 11/15/13 ..................       1,700,000
   2,100,000         Refunding, Consolidated District Nos. 102, 103, 105 and 106, 5.00%, 09/01/06      2,100,000
   1,000,000         Refunding, DATES, Consolidated Bonds, Series B, 4.85%, 10/01/99 ...........       1,000,000
   1,700,000         Refunding, DATES, Consolidated Bonds, Series B, 4.85%, 10/01/04 ...........       1,700,000
   1,600,000         Refunding, DATES, Consolidated Bonds, Series B, 4.85%, 10/01/09 ...........       1,600,000

                aKern County COP, Kern Public Facilities Project, Weekly VRDN and Put,
$  2,200,000         Series A, 4.00%, 08/01/06 .................................................     $ 2,200,000
     400,000         Series C, 4.00%, 08/01/06 .................................................         400,000
     500,000         Series D, 4.00%, 08/01/06 .................................................         500,000
     900,000    aLancaster RDA, MFHR, Westwood Park Apartments, Series 1985-K, Weekly VRDN
                and Put, 4.00%, 12/01/07 .......................................................         900,000
   2,500,000    aLivermore MFMR, Park, Series A, FNMA Secured, Weekly VRDN and Put, 4.05%,
                08/01/18 .......................................................................       2,500,000
     400,000    aLos Angeles County COP, ACES, Los Angeles County Museum of Art, Series B,
                  Weekly VRDN and Put, 3.10%, 11/01/05 .........................................         400,000
                aLos Angeles County Housing Authority, MFHR, Weekly VRDN and Put,
   1,400,000         Harbor Cove Project, Series E, 4.00%, 10/01/06 ............................       1,400,000
   4,500,000         Sand Canyon Ranch Project, Series F, 3.00%, 11/01/06 ......................       4,500,000
     100,000    aLos Angeles County IDA, IDR, Weekly VRDN and Put, 3.95%, 10/01/04 .............         100,000
                aLos Angeles County Pension Obligation, Refunding, AMBAC Insured, Weekly
                VRDN and Put,
   2,500,000         Series A, 3.90%, 06/30/07 .................................................       2,500,000
   6,600,000         Series B, 3.90%, 06/30/07 .................................................       6,600,000
   3,500,000         Series C, 3.90%, 06/30/07 .................................................       3,500,000
  29,200,000     Los Angeles County TRAN, Series A, 4.50%, 06/30/97 ............................      29,294,324
   1,200,000    aLos Angeles County Transport Commission, Sales Tax Revenue, Refunding,
                Series A, FGIC Insured, Weekly VRDN and Put, 3.90%, 07/01/12 ...................       1,200,000
   8,000,000     Los Angeles County USD, TRAN, Series A, 4.50%, 06/30/97 .......................       8,026,585
                aLos Angeles CRDA, COP, Weekly VRDN and Put,
   1,000,000         Baldwin Hill Park, 3.70%, 12/01/14 ........................................       1,000,000
     400,000         Broading Spring Center Program, 4.10%, 07/01/12 ...........................         400,000
                aLos Angeles MFHR, Weekly VRDN and Put,
   3,400,000         Casden Project, Series K, 3.55%, 07/01/10 .................................       3,400,000
   1,200,000         Lucas Studios Project, Series D, 4.05%, 12/01/21 ..........................       1,200,000
   2,400,000         Masselin Manor, 4.05%, 07/01/15 ...........................................       2,400,000
  18,000,000    aMetropolitan Water District, Southern California Waterworks Revenue, Refunding,
                Series A, AMBAC Insured, Weekly VRDN and Put, 4.00%, 06/01/23 ..................      18,000,000
   3,500,000    aMoorpark MFR, Refunding, Le Club Apartments Project, Series A, Weekly VRDN
                and Put, 4.05%, 11/01/15 .......................................................       3,500,000
                aOntario MFR, Weekly VRDN and Put,
   1,900,000         Park Centre Partners Project, Series A, 4.055%, 08/01/07 ..................       1,900,000
   6,700,000         Refunding, Rental Housing, Series A, 4.33%, 03/01/18 ......................       6,700,000
   1,830,000         Refunding, Rental Housing, Series B, 4.33%, 03/01/18 ......................       1,830,000
   1,190,000    aOntario RDA, MFHR, Daisy XX Association, Ltd. Project, Weekly VRDN and Put,
                4.00%, 11/01/04 ................................................................       1,190,000

                aOrange County Apartment Development Revenue, Weekly VRDN and Put,
$  1,600,000         Issue I, Park Ridge, 4.15%, 11/01/08 ......................................     $ 1,600,000
     100,000         Jessy L. Frost Project, Issue B, 4.25%, 03/01/09 ..........................         100,000
   9,250,000         Refunding, The Lakes Projects, Series A, 4.15%, 12/01/06 ..................       9,250,000
   3,000,000         Vista Verde Apartments, 4.35%, 08/01/18 ...................................       3,000,000
     390,000    aOxnard RDA, COP, Channel Islands Business Center, Weekly VRDN and Put,
                  4.4357%, 07/01/05 ............................................................         390,000
                aPalm Springs CRDA, COP, Weekly VRDN and Put,
   1,000,000         Hotel No. 2, 4.00%, 12/01/14 ..............................................       1,000,000
     800,000         Hotel No. 3, 4.00%, 12/01/14 ..............................................         800,000
   1,500,000    aPico Rivera RDA, COP, Crossroad Plaza Project, Weekly VRDN and Put, 3.00%,
                12/01/10 .......................................................................       1,500,000
   3,550,000    aRedlands MFHR, Refunding, Parkview Terrace, Series A, Weekly VRDN and Put,
                4.05%, 02/01/16 ................................................................       3,550,000
     800,000    aRiverside County COP, ACES, Riverside County Public Facilities, Series C,
                Weekly VRDN and Put, 2.85%, 12/01/15 ...........................................         800,000
                aRiverside County IDA, IDR, Weekly VRDN and Put,
   1,500,000         Calavo Growers, 4.00%, 09/01/05 ...........................................       1,500,000
   1,050,000         Spaulding Project, Issue B-II, 4.00%, 07/05/19 ............................       1,050,000
   9,800,000    aRoseville Finance Authority Hospital, Lease Revenue, Series A, Roseville Hospital,
                Weekly VRDN and Put, 4.05%, 10/01/14 ...........................................       9,800,000
   8,700,000    aSacramento County COP, Administration Center and Court House Project, Weekly
                VRDN and Put, 3.75%, 06/01/20 ..................................................       8,700,000
   4,800,000    aSacramento County MFR, Various Housing Projects, Smoketree, Series A, Weekly
                VRDN and Put, 4.05%, 04/15/10 ..................................................       4,800,000
   6,750,000     Sacramento MUD Revenue, Refunding, Series R, 7.125%, 02/01/97 .................       6,904,652
                 Sacramento MUD, TECP,
   5,000,000         3.40%, 01/06/97 ...........................................................       5,000,000
  19,267,000         3.50%, 01/21/97 ...........................................................      19,267,000
   8,000,000         3.50%, 01/22/97 ...........................................................       8,000,000
   4,300,000         3.35%, 03/13/97 ...........................................................       4,300,000
   2,600,000    aSalinas City Apartment Development Revenue, Brentwood Gardens, Series 1985-A,
                Weekly VRDN and Put, 4.00%, 03/01/05 ...........................................       2,600,000
   8,000,000     San Bernardino TRAN, 4.50%, 06/30/97 ..........................................       8,024,600
                aSan Bernardino, Weekly VRDN and Put,
   2,150,000         Western Properties Project I, 4.00%, 02/01/05 .............................       2,150,000
     900,000         Western Properties Project III, 4.00%, 08/01/05 ...........................         900,000
   1,600,000         Western Properties Project IV, 4.00%, 08/01/05 ............................       1,600,000
   2,550,000         Western Properties Project V, 4.00%, 08/01/05 .............................       2,550,000
   2,300,000         Woodview Apartments Project, Series I, 4.05%, 04/01/07 ....................       2,300,000

$  1,300,000    aSan Diego County MFHR, Nationwide, Series C, Weekly VRDN and Put,
                4.05%, 04/15/05 ................................................................     $ 1,300,000
   5,500,000     San Diego County Regional Transportation, San Diego Water Authority, TECP,
                3.50%, 01/14/97 ................................................................       5,500,000
                 San Diego Gas and Electric, TECP,
   2,000,000         3.35%, 01/28/97 ...........................................................       2,000,000
   3,000,000         3.30%, 03/07/97 ...........................................................       3,000,000
     890,000    aSan Diego MFHR, Country Hills Facility, Series A, FNMA Secured, Weekly VRDN
                and Put, 4.05%, 08/15/13 .......................................................         890,000
   2,400,000    aSan Diego MFMR, California Housing Authority, La Cima Apartments, Series K,
                Weekly VRDN and Put, 4.05%, 12/01/08 ...........................................       2,400,000
   2,900,000    aSan Diego MFMR, Refunding, University Town Center Apartments, Weekly VRDN
                and Put, 4.05%, 10/01/15 .......................................................       2,900,000
     900,000    aSan Dimas RDA, Commercial Development Revenue, San Dimas Commercial
                Center, Monthly VRDN and Put, 3.55%, 12/01/13 ..................................         900,000
   4,600,000    aSan Francisco City and County MFHR, Winterland Project, Series C, Weekly VRDN
                and Put, 3.00%, 06/01/06 .......................................................       4,600,000
   1,000,000    aSan Francisco City and County RDA, MFR, Refunding, Fillmore Center, Series B-2,
                Weekly VRDN and Put, 4.25%, 12/01/17 ...........................................       1,000,000
   2,515,000    aSan Francisco City and County RDA, MFR, Rincon Center Project No. 8, Series B,
                Weekly VRDN and Put, 3.00%, 12/01/06 ...........................................       2,515,000
                aSan Jose MFMR, Weekly VRDN and Put,
     700,000         Fairway Glen, Series A, FGIC Insured, 4.00%, 11/01/07 .....................         700,000
     600,000         Foxchase, Series B, FGIC Insured, 4.00%, 11/01/07 .........................         600,000
   1,000,000         Somerset Park Apartment Project, 4.15%, 11/01/17 ..........................       1,000,000
   1,200,000    aSan Jose-Santa Clara Water Financing Authority, Sewer Revenue, Series B Weekly
                VRDN and Put, 3.85%, 11/15/11 ..................................................       1,200,000
   1,000,000    aSan Leandro MFR, Parkside Commons, Series A, FNMA Secured, Weekly VRDN
                and Put, 4.05%, 07/15/18 .......................................................       1,000,000
   2,950,000    aSan Mateo County Housing Authority, MFHR, Pacific Oaks Apartment Project,
                Series A, Weekly VRDN and Put, 4.25%, 07/01/17 .................................       2,950,000
   2,000,000     San Mateo County TRAN, 4.50%, 07/01/97 ........................................       2,005,247
   1,500,000    aSanta Clara County Housing Authority, MFHR, Refunding, Benton Park Center
                Apartments, Series A, FNMA Secured, Weekly VRDN and Put, 4.00%, 12/15/25 .......       1,500,000
   1,000,000    aSanta Clara County MFHR, Grove Garden Apartments, Series A, Weekly VRDN
                and Put, 4.15%, 03/01/17 .......................................................       1,000,000
     500,000    aSouth San Francisco MFR, Magnolia Plaza Apartments, Series A, Weekly VRDN
                and Put, 4.10%, 05/01/17 .......................................................         500,000
                 Southern California Edison, TECP,
   3,000,000         3.30%, 02/05/97 ...........................................................       3,000,000
   3,850,000         PCR, 3.50%, 02/11/97 ......................................................       3,850,000
                 Southern California Public Power Authority Revenue,
 $27,300,000        aRefunding, Transmission Project, AMBAC Insured, Weekly VRDN and Put,
                    3.90%, 07/01/19 ............................................................    $ 27,300,000
   1,000,000         San Juan Unit 3 Project, Series A, MBIA Insured, 4.00%, 01/01/97 ..........       1,000,000
   2,000,000    aSouthern California Public Power Authority, Sub-Palo Verde Project, Refunding,
                Series B, AMBAC Insured, Weekly VRDN and Put, 3.90%, 07/01/09 ..................       2,000,000
     900,000    aStockton MFHR, Mariners Pointe Association, Series A, Weekly VRDN and Put,
                4.00%, 09/01/18.................................................................         900,000
   9,100,000    aSuisun City MFMR, Housing Authority, Village Green Apartments, Series A, Weekly
                VRDN and Put, 4.05%, 06/15/18 ..................................................       9,100,000
  16,300,000    aTustin 1915 Act, Reassessment District No. 95-2, Series A, Daily VRDN and Put,
                5.00%, 09/02/13 ................................................................      16,300,000
                 West Basin Municipal Water, TECP,
   3,000,000         3.45%, 01/15/97 ...........................................................       3,000,000
   5,000,000         3.30%, 02/05/97 ...........................................................       5,000,000
   6,300,000    aWestern Riverside County Regional Wastewater Authority Revenue, Regional
                Wastewater Treatment, Daily VRDN and Put, 5.00%, 04/01/28 ......................       6,300,000
                                                                                                   -------------
                          Total Investments (Cost $639,748,120)99.9% ...........................     639,748,120
                          Other Assets and Liabilities, Net0.1% ................................         921,771
                                                                                                   -------------
                           Net Assets100.0%.....................................................    $640,669,891
                                                                                                   =============


At December 31, 1996, there was no unrealized appreciation or depreciation for financial statement or income tax purposes.

PORTFOLIO ABBREVIATIONS:
1915 Act  -      Improvement Bond Act of 1915
ABAG      -      The Association of Bay Area Governments
ACES      -      Adjustable Convertible Exempt Securities
AD        -      Assessment District
AMBAC     -      American Municipal Bond Assurance Corp.
COP       -      Certificate of Participation
CRDA      -      Community Redevelopment Agency
DATES     -      Demand Adjustable Tax-Exempt Securities
FGIC      -      Financial Guaranty Insurance Co.
FNMA      -      Federal National Mortgage Association
FSA       -      Financial Security Assistance
ID        -      Improvement District
IDA       -      Industrial Development Agency

IDR       -      Industrial Development Revenue
MBIA      -      Municipal Bond Investors Assurance Corp.
MFHR      -      Multi-Family Housing Revenue
MFMR      -      Multi-Family Mortgage Revenue
MFR       -      Multi-Family Revenue
MUD       -      Municipal Utility District
PCFA      -      Pollution Control Financing Authority
PCR       -      Pollution Control Revenue
RAN       -      Revenue Anticipation Notes
RDA       -      Redevelopment Agency
TECP      -      Tax-Exempt Commercial Paper
TRAN      -      Tax and Revenue Anticipation Notes
USD       -      Unified School District

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

The accompanying notes are an integral part of these financial statements.



FRANKLIN CALIFORNIA TAX-FREE TRUST

Financial Statements

Statements of Assets and Liabilities
December 31, 1996 (unaudited)


                                                                      Franklin    Franklin California Franklin
                                                                     California    Intermediate-Term California
                                                                  Insured Tax-Free     Tax-Free      Tax-Exempt
                                                                     Income Fund      Income Fund    Money Fund
                                                                     ----------- ---------------------
Assets:
 Investments in securities:
  At identified cost............................................. $1,552,526,170      $105,637,509  $639,748,120
                                                                     ===========       ===========    ==========
  At value.......................................................  1,637,769,286       108,126,195   639,748,120
 Cash............................................................          3,309           257,482            --
 Receivables:
  Interest.......................................................     28,967,670         1,737,152     5,458,620
  Investment securities sold.....................................        113,150            51,013            --
  Capital shares sold............................................      1,249,687           141,410     1,448,192
                                                                     -----------       -----------    ----------
      Total assets...............................................  1,668,103,102       110,313,252   646,654,932
                                                                     -----------       -----------    ----------
Liabilities:
 Payables:
  Investment securities purchased on a when-issued basis (Note 1)      2,897,650         1,501,375            --
  Distributions payable to shareholders..........................      2,714,041           159,515        64,855
  Capital shares repurchased.....................................        137,562            42,747     5,541,707
  Management fees................................................        643,761            23,474       268,116
  Distribution fees..............................................        245,251            17,735            --
  Shareholder servicing costs....................................         36,372             2,330        56,510
 Accrued expenses and other liabilities..........................         35,690            14,776        53,853
                                                                     -----------       -----------    ----------
      Total liabilities..........................................      6,710,327         1,761,952     5,985,041
                                                                     -----------       -----------    ----------
Net assets, at value............................................. $1,661,392,775      $108,551,300  $640,669,891
                                                                     ===========       ===========    ==========
Net assets consist of:
 Undistributed net investment income.............................        430,572           239,948            --
 Net unrealized appreciation on investments......................     85,243,116         2,488,686            --
 Accumulated net realized loss...................................        (51,221)         (684,461)           --
 Class I capital shares..........................................  1,550,464,893       106,507,127   640,669,891
 Class II capital shares.........................................     25,305,415                --            --
                                                                     -----------       -----------    ----------
Net assets, at value............................................. $1,661,392,775      $108,551,300  $640,669,891
                                                                     ===========       ===========    ==========
Class I shares:
 Net assets, at value............................................ $1,635,843,132      $108,551,300  $640,669,891
                                                                     ===========       ===========    ==========
 Shares outstanding..............................................    133,552,409         9,999,209   640,669,891
                                                                     ===========       ===========    ==========
 Net asset value per share*......................................         $12.25            $10.86         $1.00
                                                                     ===========       ===========    ==========
Class II shares:
 Net assets, at value............................................   $ 25,549,643                --            --
                                                                     ===========       ===========    ==========
 Shares outstanding..............................................      2,075,011                --            --
                                                                     ===========       ===========    ==========
 Net asset value per share*......................................         $12.31                --            --
                                                                     ===========       ===========    ==========

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.



FRANKLIN CALIFORNIA TAX-FREE TRUST

Financial Statements (cont.)

Statements of Operations
for the six months ended December 31, 1996 (unaudited)


                                                                       Franklin   Franklin California  Franklin
                                                                      California   Intermediate-Term  California
                                                                   Insured Tax-Free    Tax-Free       Tax-Exempt
                                                                      Income Fund     Income Fund     Money Fund
                                                                      ------------   ----------       ----------
Investment income:
 Interest........................................................     $49,468,263       $2,851,880   $10,791,567
                                                                      -----------       ----------   -----------
Expenses:
 Management fees (Note 5)........................................       3,833,333          326,806     1,556,701
 Distribution fees Class I (Note 5)..............................         676,525           49,393            --
 Distribution fees Class II (Note 5).............................          74,362               --            --
 Shareholder servicing costs (Note 5)............................         141,126           11,212       237,470
 Reports to shareholders.........................................          99,256            8,285       151,351
 Professional fees...............................................          35,153            1,706        13,363
 Pricing fees....................................................          29,702           12,375           132
 Trustees' fees and expenses.....................................          28,756            1,891        14,732
 Insurance.......................................................           3,633               --            --
 Custodian fees..................................................           2,209               59         3,105
 Registration and filing fees....................................             834               --         4,664
 Other...........................................................          11,413            2,315        10,636
 Management fees waived by manager (Note 5)......................              --         (177,904)           --
                                                                      -----------       ----------   -----------
      Total expenses.............................................       4,936,302          236,138     1,992,154
                                                                      -----------       ----------   -----------
       Net investment income.....................................      44,531,961        2,615,742     8,799,413
                                                                      -----------       ----------   -----------
Realized and unrealized gain on investments:
 Net realized gain...............................................         934,570            4,119            --
 Net unrealized appreciation ....................................      31,525,805        1,772,388            --
                                                                      -----------       ----------   -----------
Net realized and unrealized gain on investments..................      32,460,375        1,776,507            --
                                                                      -----------       ----------   -----------
Net increase in net assets resulting from operations.............     $76,992,336       $4,392,249  $  8,799,413
                                                                      ===========       ==========   ===========


The accompanying notes are an integral part of these financial statements.



FRANKLIN CALIFORNIA TAX-FREE TRUST

Financial Statements (cont.)

Statements of Changes in Net Assets for the six months ended December 31, 1996
(unaudited) and the year ended June 30, 1996

                            Franklin California Insured Franklin California Intermediate-  Franklin California
                               Tax-Free Income Fund       Term Tax-Free Income Fund      Tax-Exempt Money Fund
                              ------------------------      -----------------------       -------------------
                             Six months        Year       Six months       Year       Six months        Year
                                ended          ended         ended         ended         ended          ended
                              12/31/96        6/30/96      12/31/96       6/30/96      12/31/96        6/30/96
                             -----------    -----------   ----------    ----------     ---------    -----------
Increase (decrease) in net assets:
  Operations:
   Net investment income.   $ 44,531,961  $  85,550,001   $ 2,615,742   $ 4,828,347   $ 8,799,413  $  17,736,788
   Net realized gain
    (loss) from security
    transactions ........        934,570      7,736,583         4,119       108,711            --         (1,444)*
   Net unrealized appreci-
    ation (depreciation)
    on investments.......     31,525,805     (2,001,089)    1,772,388     2,273,517            --            --
                             -----------    -----------   ----------    -----------       --------    -----------
      Net increase in
       net assets
       resulting from
       operations........     76,992,336     91,285,495     4,392,249     7,210,575     8,799,413     17,735,344
Distributions to share-
 holders from undistributed
 net investment income:
  Class I................    (44,672,973)   (85,122,188)   (2,605,626)   (4,734,070)   (8,799,413)   (17,735,344)
  Class II...............       (533,321)      (483,443)           --            --            --            --
Increase (decrease) in net
 assets from capital share
 transactions (Note 3)...     22,518,362    132,821,653     5,565,839     9,937,573    42,851,101    (44,338,544)
                             -----------    -----------   ----------    -----------       --------    -----------
      Net increase
       (decrease)
       in net assets.....     54,304,404    138,501,517     7,352,462    12,414,078    42,851,101    (44,338,544)
Net assets:
 Beginning of period.....  1,607,088,371  1,468,586,854   101,198,838    88,784,760   597,818,790    642,157,334
                             -----------    -----------   ----------    -----------       --------    -----------
 End of period........... $1,661,392,775 $1,607,088,371  $108,551,300  $101,198,838  $640,669,891   $597,818,790
                             ===========    ===========   ==========    ===========       ========    ===========
Undistributed net invest-
 ment income included
 in net assets:
  Beginning of period....    $ 1,104,905   $  1,160,535    $  229,832    $  135,555          $ --         $  --
                             ===========    ===========   ==========    ===========       ========    ===========
  End of period..........     $  430,572   $  1,104,905    $  239,948    $  229,832          $ --         $  --
                             ===========    ===========   ==========    ===========       ========    ===========

*Distributions were decreased by net realized loss from security transactions of $1,444 in 1996.

The accompanying notes are an integral part of these financial statements.



FRANKLIN CALIFORNIA TAX-FREE TRUST

Notes to Financial Statements (unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Franklin California Tax-Free Trust (the Trust) is an open-end management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. The Trust consists of three separate funds: Franklin California Insured Tax-Free Income Fund (the Insured Fund), Franklin California Intermediate-Term Tax-Free Income Fund (the Intermediate Fund) and Franklin California Tax-Exempt Money Fund (the Money Fund). Each of the Funds issues a separate series of the Trust's shares and maintains a totally separate investment portfolio. Each Fund seeks to provide tax-free income. The Money Fund also seeks liquidity in its investments. The Trust's Intermediate Fund is non-diversified, while the other Funds are diversified.

The Insured Fund offers two classes of shares, Class I and Class II. Class I shares are sold with a higher front-end sales charge than Class II shares. Each class of shares may be subject to a contingent deferred sales charge and has the same rights, except with respect to the effect of the respective sales charges, the distribution fees borne by each class, voting rights on matters affecting a single class and the exchange privilege of each class. The offering of Class II shares began May 1, 1995, at which time all previously outstanding shares became Class I shares.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

Tax-free bonds generally trade in the over-the-counter market rather than on a national securities exchange. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees (the Board). Securities for which market quotations are not available are valued in accordance with procedures established by the Board.

The securities in the Money Fund are valued at amortized cost, which approximates value. The Money Fund must maintain a dollar weighted average maturity of 90 days or less and only purchases instruments having remaining maturities of 397 days or less. If the Fund has a remaining weighted average maturity of greater than 90 days, the portfolio will be stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, within the range of the most recent quoted bid and asked prices. The Board has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00.

b. Municipal Bonds or Notes with "Puts":

The Funds have purchased municipal bonds or notes with the right to resell the bonds or notes to the seller at an agreed upon price or yield on a specified date or within a specified period (which will be prior to the maturity dates of the bonds or notes). Such a right to resell is commonly known as a "put". In determining the weighted average maturity of the Fund's portfolio, municipal bonds and notes as to which the Fund holds a put are deemed to mature on the last day on which the put may be exercisable.

c. Income Taxes:

The Funds intend to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to shareholders which will be sufficient to relieve the Funds from income and excise taxes. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code.


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

e. Investment Income, Expenses and Distributions:

For the Insured Fund and the Intermediate Fund, distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Original issue discount and premium are amortized as required by the Internal Revenue Code. For the Insured Fund, realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. The Funds normally declare dividends from their net investment income daily and distribute monthly. Daily allocations of net investment income will commence on the day following the receipt of an investor's funds. Dividends are normally declared each day the New York Stock Exchange is open for business and are equal to an amount per day set from time to time by the Board, and are payable to shareholders of record at the beginning of business on the ex-dividend date. Once each month, dividends are reinvested in additional shares of the Funds or paid in cash as requested by the shareholders.

For the Money Fund, net investment income includes income, calculated on an accrual basis, and estimated expenses which are accrued daily. The total available for distributions is computed daily and includes the net investment income, plus or minus any gains or losses on security transactions and any changes in unrealized portfolio appreciation or depreciation. Distributions are normally declared for each day the New York Stock Exchange is open for business, equal to the total available for distributions (as defined above), and are payable to shareholders of record as of the close of business on the preceding day. Such distributions are automatically reinvested daily in additional shares of Fund at net asset value.

Net realized capital gains and losses differ for financial statement and tax purposes primarily due to differing treatment of wash sale transactions.

f. Insurance:

Each long-term municipal security in the Insured Fund is insured as to the scheduled payments of interest and principal by either a mutual fund Portfolio Insurance Policy, a Secondary Market Insurance Policy, a New Issue Insurance Policy or collateral guaranteed by an agency of the U.S. government. The providers of secondary market and new issue insurance are rated "AAA" by Standard and Poor's.

Premiums for a mutual fund Portfolio Insurance Policy or a Secondary Market Insurance Policy are paid from the Insured Fund's assets. Premiums for a mutual fund Portfolio Insurance Policy (effective only so long as the Fund is in existence, Financial Guaranty (the insurer) remains in business and the municipal security insured under the policy continues to be held by the Fund) will reduce the current income of the portfolio by the amount thereof. Premiums paid by the Fund for a Secondary Market Insurance Policy (effective so long as the security so insured is outstanding and the insurer remains in business) are added to the cost basis of the municipal security insured and are not considered an expense of the Fund. Premiums for a New Issue Insurance policy (effective so long as the security so insured is outstanding and the issuer remains in business) are paid in advance by the insured security issuer or by another third party prior to acquisition of the security by the Fund are not considered an expense to the Fund.

g. Expense Allocation:

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)
h. Securities Purchased on a When-Issued Basis or Delayed Delivery Basis:
The Funds may trade securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. These securities are identified on the accompanying Statements of Investments in Securities and Net Assets. The Funds have set aside sufficient investment securities as collateral for these purchase commitments.

i. Accounting Estimates:
The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS
At June 30, 1996, for tax purposes, the Trust had capital loss carryovers as follows:

                                Insured Fund  Intermediate Fund  Money Fund
                                  ---------     -------------     ---------
Capital loss carryovers
 Expiring in: 2002 .........       $865,468          $223,085           --
              2003 ..........            --           465,495      $14,563
                                  ---------     -------------     ---------
                                   $865,468          $688,580      $14,563
                                  =========     =============     =========

In addition, during the period November 1, 1995 through June 30, 1996, the Money Fund incurred approximately $1,444 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as having arisen in the year ended June 30, 1997. For tax purposes, the aggregate cost of securities is higher (and unrealized appreciation is lower) than for financial reporting purposes at December 31, 1996 by $120,323 in the Insured Fund.

3. TRUST SHARES
At December 31, 1996, there was an unlimited number of no par value shares of beneficial interest authorized. Transactions in each of the Funds' shares were as follows:

                                                                  Insured Fund              Intermediate Fund
                                                                 -----------------------------------------
Class I Shares:                                              Shares         Amount        Shares       Amount
                                                            ---------     ---------     --------   ------------
Six months ended December 31, 1996
 Shares sold ...........................................   11,074,778   $ 134,535,298   1,262,517    $13,596,984
 Shares issued in reinvestment of distributions ........    1,525,292      18,557,467     144,638      1,558,739
 Shares redeemed .......................................  (11,289,165)   (137,255,285)   (889,486)    (9,589,884)
                                                            ---------     -----------    ---------     ---------
      Net increase .....................................    1,310,905   $  15,837,480     517,669    $ 5,565,839
                                                            =========     ===========    =========     =========
Year ended June 30, 1996
 Shares sold ...........................................   26,797,375   $ 325,025,207   2,515,969   $ 27,007,213
 Shares issued in reinvestment of distributions.........    2,876,043      34,838,739     267,330      2,856,178
 Shares redeemed .......................................  (20,236,111)   (245,153,955) (1,858,277)   (19,925,818)
                                                            ---------     -----------    ---------     ---------
      Net increase .....................................    9,437,307   $ 114,709,991     925,022    $ 9,937,573
                                                            =========     ===========    =========     =========

3. TRUST SHARES (cont.)

                                                                          Money Fund
                                                                          -----------
Class I Shares:                                                             Amount
                                                                          -----------
Six months ended December 31, 1996
 Shares sold .........................................................  $ 443,642,190
 Shares issued in reinvestment of distributions ......................      8,755,079
 Shares redeemed .....................................................   (409,546,168)
                                                                          -----------
      Net increase ...................................................  $  42,851,101
                                                                          ===========

Year ended June 30, 1996
 Shares sold .........................................................  $ 828,692,328
 Shares issued in reinvestment of distributions ......................     17,679,523
 Shares redeemed .....................................................   (890,710,395)
                                                                          -----------
      Net decrease ................................................... $  (44,338,544)
                                                                          ===========


                                                                  Insured Fund
                                                             ----------------------
Class II Shares:                                             Shares         Amount
                                                            ---------     -----------
Six months ended December 31, 1996
 Shares sold ...........................................      631,110    $  7,717,114
 Shares issued in reinvestment of distributions ........       28,749         351,897
 Shares redeemed .......................................     (113,901)     (1,388,129)
                                                            ---------     -----------
      Net increase .....................................      545,958    $  6,680,882
                                                            =========     ===========
Year ended June 30, 1996
 Shares sold ...........................................    1,610,542     $19,608,155
 Shares issued in reinvestment of distributions ........       26,614         323,905
 Shares redeemed .......................................     (150,363)     (1,820,398)
                                                            ---------     -----------
      Net increase .....................................    1,486,793     $18,111,662
                                                            =========     ===========


4. PURCHASES AND SALES OF SECURITIES

Aggregate purchases and sales of securities (excluding purchases and sales of short-term securities) for the six months ended December 31, 1996 were as follows:

                                                                     Insured Fund  Intermediate Fund  Money Fund
                                                                      ----------     -------------     ---------
Purchases .......................................................    $129,650,042        $9,440,890       --
Sales ...........................................................    $110,602,902        $1,556,850       --

5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. Management Agreement:

Under the terms of a management agreement, Franklin Advisers, Inc. (Advisers), provides investment advice, administrative services, office space and facilities to each Fund, and receives fees computed monthly based on the net assets on the last day of the month of the Insured Fund and the Intermediate Fund, and receives fees computed daily based on the net assets of the Money Fund as follows:

Annualized Fee Rate Average Net Assets
-------------       ------------------------------------
     0.625%         First $100 million
     0.500%         Over $100 million, up to and including $250 million
     0.450%         In excess of $250 million

Advisers agreed in advance to waive management fees for the Intermediate Fund, aggregating $177,904 for the six months ended December 31,1996.

Under an agreement with Advisers, Franklin Templeton Services, Inc. (FT Services) provides administrative services and facilities for the Funds. The fee is paid by Advisers and computed monthly based on average daily net assets. It is not a separate expense of the Funds.

b. Shareholder Services Agreement:

Under the terms of a shareholder services agreement with Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds pay costs on a per shareholder account basis. Shareholder servicing cost incurred by the Funds for the six months ended December 31, 1996 aggregated $389,808, of which $345,037 was paid to Investor Services.

c. Distribution Plans and Underwriting Agreement:

Under the terms of distribution plans pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the Plans), the Intermediate Fund reimburses Franklin/Templeton Distributors, Inc. (Distributors) in an amount up to a maximum of 0.10% per annum of the Fund's average daily net assets, while the Insured Fund reimburses Distributors up to a maximum of 0.10% per annum for Class I and 0.65% per annum for Class II, of the average daily net assets of such class of the Fund, for costs incurred in the promotion, offering and marketing of the Funds' shares. The Plans do not permit nor require payments of excess costs after termination. Fees incurred by the Funds under the Plans aggregated $800,280 for the six months ended December 31, 1996.

In its capacity as underwriter for the shares of the Insured Fund and the Intermediate Fund, Distributors receives commissions on sales of the Funds' shares of beneficial interest. Commissions are deducted from the gross proceeds received from the sale of the shares of the Funds, and as such are not expenses of the Funds. Distributors may also make payments, out of its own resources, to the dealers for certain sales of the Funds' shares. Commissions received by Distributors, the amounts paid to other dealers, and any applicable contingent deferred sales charges for the six months ended December 31, 1996 were as follows:



5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

c. Distribution Plans and Underwriting Agreement: (cont.)


                                                                      Insured Fund  Intermediate Fund Money Fund
                                                                        --------- --------------------
Total commissions received.........................................    $2,211,838          $118,599         $ --
Paid to other dealers..............................................    $2,248,609          $110,168         $ --
Contingent deferred sales charges                                      $    8,725

d. Other Affiliates and Related Parties and Transactions:

Certain officers and trustees of the Trust are also officers and/or directors of Distributors, Advisers, FT Services, and Investor Services, all wholly-owned subsidiaries of Franklin Resources, Inc.

6. CREDIT RISK

All of the Funds' investments are in the securities of issuers in the state of California. Such concentration may subject the Funds more significantly to economic changes occurring within that state.


7. FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period, by Fund, are as follows:



                        Per Share Operating Performance                                       Ratios/Supplemental Data
                       ---------------------------------                             ----------------------------------------------

                                                                                                      Ratio of  Ratio of Net
         Net Asset             Net Realized           DistributionsNet Asset           Net Assets     Expenses   Investment
  Year    Value at     Net     & Unrealized Total From  From Net    Value                at End      to Average    Income  Portfolio
  Ended   BeginningInvestment   Gain (Loss) Investment Investment   at End     Total    of Period    Net Assets  to Average Turnover
 June 30  of Period  Income    on SecuritiesOperations   Income    of Period Return+   (in 000's)  (See Note 5)++Net Assets   Rate

Insured Fund:
Class I Shares:
 1992      $11.26     $.700       $.457       $1.157     $(.747)    $11.67   10.32%    $   967,745     .55%        6.16%      3.50%
 1993       11.67      .690        .636        1.326      (.696)     12.30   11.47       1,363,623     .53         5.82       8.28
 1994       12.30      .680       (.562)        .118      (.678)     11.74     .67       1,450,821     .54         5.53       6.98
 1995       11.74      .680        .204         .884      (.674)     11.95    7.80       1,468,080     .59         5.77      11.85
 1996       11.95      .666        .062         .728      (.668)     12.01    6.18       1,588,631     .60         5.50      14.22
 1996****   12.01      .330        .245         .575      (.335)     12.25    4.84       1,635,843     .59*        5.42*      6.84
Class II Shares:
 1995***    11.88      .110        .103         .213      (.103)     11.99    1.79             507    1.17*        5.03*     11.85
 1996       11.99      .600        .075         .675      (.595)     12.07    5.70          18,458    1.17         4.96      14.22
 1996****   12.07      .290        .250         .540      (.300)     12.31    4.53          25,550    1.19*        4.82*      6.84
Intermediate Fund:
 1993**     10.00      .290        .550         .840      (.290)     10.55   10.95*         42,831     .09*        4.73*      .08
 1994       10.55      .540       (.360)        .180      (.530)     10.20    1.65          94,015     .25         5.11     14.95
 1995       10.20      .540        .170         .710      (.530)     10.38    7.19          88,785     .33         5.34     10.90
 1996       10.38      .530        .285         .815      (.525)     10.67    7.96         101,199     .45         4.99     10.13
 1996****   10.67      .270        .188         .458      (.268)     10.86    4.34         108,551     .45*        4.98*     1.52
7. FINANCIAL HIGHLIGHTS (cont.)
                        Per Share Operating Performance                                           Ratios/Supplemental Data
                      ----------------------------------                              ---------------------------------------------

                                                                                                     Ratio of  Ratio of Net
         Net Asset             Net Realized           DistributionsNet Asset          Net Assets     Expenses   Investment
  Year    Value at     Net     & Unrealized Total From  From Net    Value               at End      to Average    Income   Portfolio
  Ended   BeginningInvestment   Gain (Loss) Investment Investment   at End     Total   of Period    Net Assets  to Average Turnover
 June 30  of Period  Income    on SecuritiesOperations   Income    of Period Return+  (in 000's)  (See Note 5)++Net Assets   Rate

Money Fund:
 1992        1.00      .031         --          .031      (.031)      1.00    3.17         759,204     .60         3.14        --
 1993        1.00      .021         --          .021      (.021)      1.00    2.08         652,864     .62         2.07        --
 1994        1.00      .018         --          .018      (.018)      1.00    1.83         754,121     .61         1.82        --
 1995        1.00      .029         --          .029      (.029)      1.00    2.94         642,157     .64         2.88        --
 1996        1.00      .028         --          .028      (.028)      1.00    2.85         597,819     .63         2.83        --

 1996****    1.00      .014         --          .014      (.014)      1.00    1.40         640,670     .63*        2.79*       --


*Annualized.
**For the period September 21, 1992 (effective date) to June 30, 1993.
***For the period May 1, 1995 to June 30, 1995.
****For the six months ended December 31, 1996.
+Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum front-end sales charge or the contingent deferred sales charge and assumes reinvestment of dividends and capital gains at net asset value. Prior to May 1, 1994, for the Insured Fund, dividends were reinvested at the maximum offering price and capital gains at net asset value.
++During the periods indicated, Advisers agreed in advance to waive a portion of its management fees and make payments of other expenses of the Intermediate Fund. Had such action not been taken, the ratio of expenses to average net assets would have been .95% (annualized), .80%, .83%, .81% and .79% (annualized) respectively.












Franklin California Tax-Free Trust Semi-Annual Report December 31, 1996.

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in bar format the comparison between the fund's Class I distribution rate of 5.16% and the taxable equivalent rate of 9.42%.


GRAPHIC MATERIAL (2)

This chart shows in bar format the comparison between the fund's Class II distribution rate of 4.79% and the taxable equivalent rate of 8.74%.


GRAPHIC MATERIAL (3)

This chart shows in pie format the quality breakdown of the fund's securities on December 31, 1996, based on total long-term investments.


Quality Breakdown on December 31, 1996


AAA                                 30.3%
AA                                   3.4%
A                                   34.6%
BBB                                 31.6%
Below Investment Grade               0.1%


GRAPHIC MATERIAL (4)

This chart shows in bar format the comparison between the fund's distribution rate of 4.75% and the taxable equivalent rate of 8.67%.


GRAPHIC MATERIAL (5)

This chart shows in bar format the comparison between the fund's seven-day annualized yield of 3.25% and the taxable equivalent yield of 5.93%.